File No. 333-61001

As filed with the Securities and Exchange Commission on January 26, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 31

TO

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF

SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of trust:

INVESCO QQQ TRUSTSM, SERIES 1

(I.R.S. Employer Identification Number: 13-7173427)

B.	Name of depositor (Sponsor):

Invesco Capital Management LLC

C.	Complete address of Sponsor’s principal executive offices:

INVESCO CAPITAL MANAGEMENT LLC

3500 Lacey Road

Suite 700

Downers Grove, IL 60515

D.	Name and complete address of agent for service:

Brian Hartigan, Chief Executive Officer

INVESCO CAPITAL MANAGEMENT LLC

3500 Lacey Road

Suite 700

Downers Grove, IL 60515

Copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W.

Suite 700

Washington, D.C. 20006

It is proposed that this filing will become effective on January 31, 2024, pursuant to paragraph (b) of Rule 485.

E.	Title of securities being registered:

An indefinite number of units of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F.	Approximate date of proposed sale to public: Immediately upon effectiveness.

☐ Check box if it is proposed that this filing will become effective on the date hereof pursuant to Rule 487.

G.	Amount of filing fee:

In accordance with Rule 24f-2, no fee was paid on December 22, 2023 in connection with the filing of the Rule 24f-2 Notice for the Trust’s most recent fiscal year.

INVESCO QQQ TRUSTSM , SERIES 1

Cross Reference Sheet

Pursuant to Regulation C

Under the Securities Act of 1933, as amended

(Form N-8B-2 Items required by Instruction 1

as to Prospectus in Form S-6)

Form N-8B-2 Item Number			Form S-6 Heading in Prospectus

I. Organization and General Information

1.	(a)	Name of Trust and Internal Revenue Service Employer Identification Number	Registration Statement Front Cover
	(b)	Title of securities issued	Registration Statement Front Cover
2.	Name, address and Internal Revenue Service Employer Identification Number of sponsor		Sponsor
3.	Name, address and Internal Revenue Service Employer Identification Number of trustee		Trustee
4.	Name, address and Internal Revenue Service Employer Identification Number of principal underwriter		*
5.	State of organization of Trust		Highlights
6.	(a)	Dates of execution and termination of Trust Agreement under which Trust organized	Highlights
	(b)	Dates of execution and termination of Trust Agreement pursuant to which proceeds of securities held by Trustee	Same as set forth in 6(a)
7.	Changes of name		*
8.	Fiscal Year		*
9.	Material Litigation		*

II. General Description of the Trust and Securities of the Trust

10.	(a)	Registered or bearer securities	The Trust—Book-Entry-Only System
	(b)	Cumulative or distributive	Summary
	(c)	Rights of holders as to withdrawal or redemption	Redemption of Invesco QQQ Shares; Administration of the Trust—Rights of Beneficial Owners
	(d)	Rights of holders as to conversion, transfer, etc.	Redemption of Invesco QQQ Shares; Administration of the Trust—Rights of Beneficial Owners
	(e)	Lapses or defaults in principal payments with respect to periodic payment plan certificates	*
	(f)	Voting rights	Administration of the Trust—Rights of Beneficial Owners
	(g)	Notice to holders as to change in

*	Not applicable, answer negative or not required.

Form N-8B-2 Item Number			Form S-6 Heading in Prospectus
		(1) Composition of Trust assets	*
		(2) Terms and conditions of Trust’s securities	Administration of the Trust—Amendment
		(3) Provisions of Trust Agreement	Same as set forth in 10(g)(2)
		(4) Identity of sponsor and trustee	The Sponsor; The Trustee
	(h)	Consent of holders required to change:
		(1) Composition of Trust assets	*
		(2) Terms and conditions of Trust’s securities	Administration of the Trust—Amendment
		(3) Provisions of Trust Agreement	Same as set forth in 10(h)(2)
		(4) Identity of sponsor and trustee	The Sponsor; The Trustee
		(i) Other principal features of the securities	Summary; Highlights
11.	Type of securities comprising units		Prospectus Front Cover; Highlights; The Portfolio; The Index
12.	Certain information regarding securities comprising periodic payment certificates		*
13.	(a)	Certain information regarding loads, fees, expenses and charges	Summary; Expenses of the Trust; Redemption of Invesco QQQ Shares—Procedure for Redemption of Invesco QQQ Shares
	(b)	Certain information regarding periodic payment plan certificates	*
	(c)	Certain percentages	Expenses of the Trust; The Trust—Creation of Creation Units; Redemption of Invesco QQQ Shares- Procedure for Redemption of Invesco QQQ Shares
	(d)	Reasons for certain differences in price	*
	(e)	Certain other loads, fees or charges payable by holders	Summary; The Trust—Creation of Creation Units; Redemption of Invesco QQQ Shares—Procedure for Redemptions of Invesco QQQ Shares
	(f)	Certain profits receivable by sponsor, principal underwriters, custodian, trustee or affiliated persons	Same as set forth in 13(a) and also The Portfolio—Adjustments to the Portfolio; License Agreement
	(g)	Ratio of annual charges and deductions to income	*
	(h)	Explanation of additional fees for exchange-traded fund investors	Expenses of the Trust
	(i)	Purchase and sale information for exchange-traded fund shares	Highlights
	(j)	Premium/discount information	Information and Comparison Relating to Premiums and Discounts and Returns
14.	Issuance of Trust’s securities		The Trust—Creation of Creation Units;—Book-Entry-Only System
15.	Receipt and handling of payments from purchasers		The Trust

*	Not applicable, answer negative or not required.

Form N-8B-2 Item Number		Form S-6 Heading in Prospectus
16.	Acquisition and disposition of underlying securities	The Trust—Creation of Creation Units; The Portfolio; Administration of the Trust; Redemption of Invesco QQQ Shares—Procedure for Redemption of Invesco QQQ Shares
17.	(a) Withdrawal or redemption by holders	Administration of the Trust; —Rights of Beneficial Owners; Redemption of Invesco QQQ Shares
	(b) Persons entitled or required to redeem or repurchase securities	Same as set forth in 17(a)
	(c) Cancellation or resale of repurchased or redeemed securities	Same as set forth in 17(a)
18.	(a) Receipt, custody and disposition of income	Administration of the Trust—Distributions to Beneficial Owners
	(b) Reinvestment of distributions	*
	(c) Reserves or special funds	Same as set forth in 18(a)
	(d) Schedule of distributions	*
19.	Records, accounts and reports	Administration of the Trust; —Distributions to Beneficial Owners;—Statements to Beneficial Owners
20.	Certain miscellaneous provisions of Trust Agreement
	(a) Amendments	Administration of the Trust—Amendment
	(b) Extension or termination	Administration of the Trust —Amendment;—Termination
	(c) Removal or resignation of trustee	The Trustee
	(d) Successor trustee	Same as set forth in 20(c)
	(e) Removal or resignation of sponsor	The Sponsor
	(f) Successor sponsor	Same as set forth in 20(e)
21.	Loans to security holders	*
22.	Limitations on liabilities	The Trustee; The Sponsor
23.	Bonding arrangements	*
24.	Other material provisions of Trust Agreement	*

III. Organization, Personnel and Affiliated Persons of Sponsor

25.	Organization of sponsor	Sponsor
26.	Fees received by sponsor	License Agreement
27.	Business of sponsors	Sponsor
28.	Certain information as to officials and affiliated persons of sponsor	Sponsor
29.	Ownership of voting securities of sponsor	Sponsor
30.	Persons controlling sponsor	*
31.	Remuneration of officers of sponsor to Trust	*
32.	Remuneration of directors of sponsor	*

*	Not applicable, answer negative or not required.

Form N-8B-2 Item Number		Form S-6 Heading in Prospectus
33.	Remuneration of employees of sponsor for certain services rendered to Trust	*
34.	Compensation of other persons for certain services rendered to Trust	*

IV. Distribution and Redemption of Securities

35.	Distribution of Trust’s securities in states	Continuous Offering of Invesco QQQ Shares
36.	Suspension of sales of Trust’s securities	*
37.	Denial or revocation of authority to distribute	*
38.	(a) Method of distribution	The Trust; Marketplace Listing; Continuous Offering of Invesco QQQ Shares
	(b) Underwriting agreements	Continuous Offering of Invesco QQQ Shares; The Trust—Placement of Creation Orders using the Invesco QQQ Clearing Process
	(c) Selling agreements	Same as set forth in 38(b)
39.	(a) Organization of principal underwriter	Highlights
40.	Certain fees received by principal underwriters	*
41.	(a) Business of principal underwriters	Highlights
	(b) Branch offices of principal underwriters	*
	(c) Salesmen of principal underwriters	*
42.	Ownership of Trust’s securities by certain persons	*
43.	Certain brokerage commissions received by principal underwriters	*
44.	(a) Method of valuation for determining offering price	The Portfolio; Valuation
	(b) Schedule as to components of offering price	*
	(c) Variation in offering price to certain persons	*
45.	Suspension of redemption rights	*
46.	(a) Certain information regarding redemption or withdrawal valuation	Valuation; Redemption of Invesco QQQ Shares
	(b) Schedule as to components of redemption price	*
47.	Maintenance of position in underlying securities	The Trust; The Portfolio; Valuation; Administration of the Trust—Distributions to Beneficial Owners; Redemption of Invesco QQQ Shares; Continuous Offering of Invesco QQQ Shares

V. Information Concerning the Trustee or Custodian

48.	Organization and regulation of trustee	Trustee
49.	Fees and expenses of trustee	Summary; Expenses of the Trust
50.	Trustee’s lien	Expenses of the Trust; Redemption of Invesco QQQ Shares

*	Not applicable, answer negative or not required.

Form N-8B-2 Item Number			Form S-6 Heading in Prospectus

VI. Information Concerning Insurance of Holders of Securities

51.	(a)	Name and address of insurance company	*
	(b)	Types of policies	*
	(c)	Types of risks insured and excluded	*
	(d)	Coverage	*
	(e)	Beneficiaries	*
	(f)	Terms and manner of cancellation	*
	(g)	Method of determining premiums	*
	(h)	Aggregate premiums paid	*
	(i)	Recipients of premiums	*
	(j)	Other material provisions of Trust Agreement relating to insurance	*

VII. Policy of Registrant

52.	(a)	Method of selecting and eliminating securities from the Trust	The Trust—Creation of Creation Units; The Portfolio; Administration of the Trust; Redemption of Invesco QQQ Shares—Procedure for Redemption of Invesco QQQ Shares
	(b)	Elimination of securities from the Trust	*
	(c)	Policy of Trust regarding substitution and elimination of securities	Same as set forth in 52(a)
	(d)	Description of any other fundamental policy of the Trust	*
	(e)	Code of Ethics of the Trust	Code of Ethics
53.	(a)	Taxable status of the Trust	Tax Status of the Trust
	(b)	Qualification of the Trust as a regulated investment company	Same as set forth in 53(a)

VIII. Financial and Statistical Information

54.	Information regarding the Trust’s last ten fiscal years		*
55.	Certain information regarding periodic payment plan certificates		*
56.	Certain information regarding periodic payment plan certificates		*
57.	Certain information regarding periodic payment plan certificates		*
58.	Certain information regarding periodic payment plan certificates		*
59.	Financial statements (Instruction 1(c) to Form S-6)		*

*	Not applicable, answer negative or not required.

PROSPECTUS

INVESCO QQQ

TRUSTSM, SERIES 1

A Unit Investment Trust

The Nasdaq-100 Index®:

•	measures the average performance of a broadly diversified group of stocks listed on The Nasdaq Stock Market® LLC.

•	includes securities issued by 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC.

•	is a modified market capitalization-weighted index which promotes portfolio weight diversification.

Invesco QQQ TrustSM, Series 1:

•	is a unit investment trust designed to seek to track the investment results, before fees and expenses, of the Nasdaq-100 Index®.

•	holds all of the stocks in the Nasdaq-100 Index®.

•	issues and redeems Invesco QQQ SharesSM only in multiples of 50,000 shares in exchange for the stocks in the Nasdaq-100 Index® and cash.

•	Shares represent fractional undivided ownership interests in the Invesco QQQ TrustSM, Series 1.

•	Shares listed on The Nasdaq Stock Market LLC under the symbol “QQQ.”

•	minimum trading unit: 1 Share.

Sponsor: Invesco Capital Management LLC

The Securities and Exchange Commission has not approved or

disapproved of these securities or determined if this prospectus is truthful or complete. Any contrary representation is a criminal offense.

Prospectus dated January 31, 2024

COPYRIGHT © 2024 by Invesco Capital Management LLC, all rights reserved

Invesco QQQ TrustSM, Series 1

Invesco QQQ SharesSM

SUMMARY

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2023(1)

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary beginning on page 99.

Total Trust Net Assets:	$196,578,985,110

Number of Invesco QQQ Shares:	548,600,000

Fractional Undivided Interest in the Trust Represented by each Invesco QQQ Share:	1/548,600,000

NAV per Invesco QQQ Share (based on the value of the Securities, other net assets of the Trust, and the number of Invesco QQQ Share outstanding):	$358.33

Annual Trust Ordinary Operating Expenses:	0.20% of the Trust’s average net assets.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and December. Annually for net realized capital gains, if any. Distributions (if any) will be of the dividends accumulated in respect of the Securities held by the Trust net of Trust fees and expenses.

Record Dates:	Quarterly, on the second Business Day following the third Friday in each of March, June, September and December.

Evaluation Time:	Closing time of the regular trading session (ordinarily 4:00 p.m. Eastern time) on The Nasdaq Stock Market LLC. (“NASDAQ”).

Licensor:	Nasdaq, Inc. (“Nasdaq”)

(1)	The Trust Agreement became effective and the initial deposit was made on March 4, 1999 (the “Initial Date of Deposit”).

Mandatory Termination Date:	The Mandatory Termination Date for the Trust shall be the date upon which the maturity, redemption, sale or other disposition, as the case may be, of the last security held by the Trust occurs.

Discretionary Termination:	The Trust may be terminated if at any time the value of the Securities held by the Trust is less than $350,000,000, as such amount is adjusted for inflation.(2)

Market Symbol:	Invesco QQQ Shares are listed on NASDAQ under the symbol “QQQ.”

CUSIP:	46090E103

(2)	The Trust may also be terminated under other circumstances. See “Administration of the Trust.”

Remainder of this page intentionally left blank

HIGHLIGHTS

Invesco QQQ SharesSM are Ownership Interests in the Invesco QQQ Trust

The Invesco QQQ TrustSM, Series 1 (the “Trust” and also referred to in this Prospectus as the “Invesco QQQ Trust”) is a unit investment trust organized under the laws of the State of New York that issues fractional undivided interests in the Trust called Invesco QQQ Shares (formerly known as NASDAQ-100 Tracking Stock). The Trust is governed by a standard terms and conditions of trust (the “Terms and Conditions”) between The Bank of New York Mellon, a corporation organized under the laws of the State of New York with trust powers (the “Trustee”), and NASDAQ Global Funds, the predecessor sponsor to Invesco Capital Management LLC (the “Sponsor”), dated and executed as of March 1, 1999, as amended by Amendment No. 1 to the Terms and Conditions, dated as of April 17, 2001, Amendment No. 2 to the Terms and Conditions, dated as of February 4, 2004, Amendment No. 3 to the Terms and Conditions, dated as of January 1, 2006, Amendment No. 4 to the Terms and Conditions, dated as of November 16, 2012, Amendment No. 5 to the Terms and Conditions, dated as of August 2, 2017 and Amendment No. 6 to the Terms and Conditions, dated as of January 26, 2018. The Sponsor and the Trustee are also parties to a trust indenture and agreement of the Trust (the “Trust Agreement”) dated as of March 4, 1999, as amended by Amendment No. 1 to the Trust Agreement dated as of March 21, 2007, Amendment No. 2 to the Trust Agreement dated as of April 25, 2018, and Amendment No. 3 to the Trust Agreement dated as of October 15, 2020. Invesco QQQ Shares represent fractional undivided ownership interests in the portfolio of stocks held by the Trust. The Trust holds all of the stocks of the Nasdaq-100 Index® (the “Index”).

Invesco QQQ Shares Should Generally Track the Value of the Underlying Nasdaq-100 Index®

The investment objective of the Trust is to seek to track the investment results, before fees and expenses, of the Index (the component securities of the Index are sometimes referred to herein as “Index Securities”). There can be no assurance that this investment objective will be met fully.

The Trust holds the Portfolio (as hereinafter defined) and cash and is not actively managed by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weights of the securities in the Trust (the “Securities”) and the stocks in the Nasdaq-100 Index®, the Trustee adjusts the Securities from time to time to conform to periodic changes in the identity and/or relative weights of Index Securities. The composition and weighting of the securities portion of a Portfolio Deposit (as hereinafter defined) are also adjusted to conform to changes in the Index. Changes to the Index are made after the close of the market (see “The Portfolio—Adjustments to the Portfolio Deposit”).

The value of the Invesco QQQ Shares will fluctuate in relation to changes in the value of the Trust’s portfolio of securities. However, at any point in time, the market price of each individual Invesco QQQ Share may not be identical to the net asset value (“NAV”) of such Share. Historically, these two valuations have been very close.

The current value of the Nasdaq-100 Index® will ordinarily continue to be reported even when trading is interrupted in its component stocks. In that event, the reported Index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported Index levels may at times be based on noncurrent price information with respect to some or even all of the stocks in the Index Securities.

Invesco QQQ Shares are Listed on The Nasdaq Stock Market LLC

Invesco QQQ Shares are listed for trading on the Nasdaq Global Market tier of NASDAQ. Individual Invesco QQQ Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because the Invesco QQQ Shares trade at market prices rather than NAV, Invesco QQQ Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). If you buy or sell Invesco QQQ Shares in the secondary market, you may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, and you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Invesco QQQ Shares (bid) and the lowest price a seller is willing to accept for Invesco QQQ Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Trust’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.

Invesco QQQ Shares generally trade in round lots of 100 shares, but can be traded in odd lots of as little as one share. Trading of Invesco QQQ Shares on NASDAQ may be halted under the circumstances described in the paragraphs below relating to the risks of investing in Invesco QQQ Shares.

The Invesco QQQ Trust Issues and Redeems Invesco QQQ Share in Multiples of 50,000 Shares Called “Creation Units”

The Trust issues Invesco QQQ Shares only in multiples of 50,000 Shares, which are referred to as “Creation Units.” Creation Units are issued by the Trust to anyone who, after placing a creation order with Invesco Distributors, Inc. (the “Distributor”), deposits with the “Trustee” of the Trust, a specified portfolio of Nasdaq-100 Index securities, as well as a cash payment, if any, generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

Invesco QQQ Shares are not individually redeemable, except upon termination of the Trust. Invesco QQQ Shares can be redeemed only by tendering to the Trust 50,000 Invesco QQQ Shares or multiples thereof. Upon redemption, the redeeming holder will receive a portfolio of Nasdaq-100 Index securities based on the NAV of the Trust plus, in some cases, a cash payment. The cash payment amount is generally equal to the cash amount determined for creations of Invesco QQQ Shares and, likewise, may be paid by either the redeeming holder or the Trust, depending on the values of the dividends received, Trust expenses and the adjustment amount.

Creation Orders Must be Placed with the Distributor

All orders to create Invesco QQQ Shares must be placed with the Distributor (see “The Trust—Procedures for Creation of Creation Units”). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of Invesco QQQ Shares, an entity or person either must be (1) a “Participating Party,” as hereinafter defined, or (2) a DTC Participant (see “Book-Entry Ownership Only of Invesco QQQ Shares”), and in each case must have executed an Invesco QQQ Participant Agreement. The term “Participating Party” means a broker-dealer or other participant in the Invesco QQQ Clearing Process, through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the Securities and Exchange Commission (the “Commission” or “SEC”). Upon acceptance of an order to create Invesco QQQ Shares, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book-entry movement of the appropriate number of Invesco QQQ Shares to the account of the entity placing the order. Payment for orders to create Invesco QQQ Shares will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in composition and weighting to the Index Securities (see “The Trust—Creation of Creation Units”), together, in certain cases, with a cash payment in an amount which shall be equal to the Income Net of Expense Amount (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined). The “Income Net of Expense Amount” is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the period beginning on the most recent ex-dividend date for Invesco QQQ Shares (the first Business Day after the third Friday in each of March, June, September, and December, see “Distributions”) through and including the current Business Day (the “Accumulation Period”) as if all of the Securities had been held for such period, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see “Expenses of the Trust”)). The “Balancing Amount” serves the function of compensating for any differences between (1) the value of the portfolio of securities deposited with the Trustee in connection with a creation of Invesco QQQ Shares, together with the Income Net of Expense Amount, and (2) the NAV of the Trust on a per Creation Unit basis (see “The Portfolio—Adjustments to the Portfolio Deposit” for a further description thereof).

The Income Net of Expense Amount and the Balancing Amount are collectively referred to herein as the “Cash Component” and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a “Portfolio Deposit.” In connection with an order to create Invesco QQQ Shares on any given day, the Cash Component of the Portfolio Deposit may be payable either by the Trustee on behalf of the Trust to the creator of Invesco QQQ Shares or by the creator of Invesco QQQ Shares to the Trustee on behalf of the Trust, depending upon the respective amounts of the Income Net of Expense Amount and the Balancing Amount.

An entity or person placing creation orders with the Distributor must either (i) initiate instructions pertaining to Portfolio Deposits through the CNS clearing processes of NSCC, creations and redemptions, such processes being referred to herein as the “Invesco QQQ Clearing Process,” or (ii) deposit Portfolio Deposits with the Trustee outside the Invesco QQQ Clearing Process (i.e., through the facilities of The Depository Trust Company).

The Distributor acts as underwriter of Invesco QQQ Shares on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating Invesco QQQ Shares. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is located at 11 Greenway Plaza, Houston, Texas 77046-1173. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). The Sponsor pays the Distributor a flat annual fee for certain distribution services. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

Bar Chart and Table

The bar chart that follows entitled “Annual Total Returns for the Trust” and table below entitled “Average Annual Total Returns (for periods ending December 31, 2023)” provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the Nasdaq-100 Index®. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented below are calculated using highest applicable historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Invesco QQQ Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The total returns in the bar chart below, as well as the total and after-tax returns presented in the table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units or brokerage commissions incurred by those persons purchasing and selling Invesco QQQ Shares in the secondary market (see footnotes to the table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2023. During the period shown below (January 1, 2014 through December 31, 2023), the highest quarterly return for the Trust was 30.20% for the quarter ended June 30, 2020, and the lowest quarterly return for the Trust was -22.33% for the quarter ended June 30, 2022.

Annual Total Returns for the Trust

Average Annual Total Returns (for periods ending December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years
Invesco QQQ TrustSM, Series 1
Return Before Taxes(1)	54.73%	22.41%	17.66%
Return After Taxes on Distributions(1)	54.53%	22.21%	17.41%
Return After Taxes on Distributions and Redemption of Creation Units(1)	32.58%	18.40%	15.06%
Nasdaq-100 Index®(2)	55.13%	22.66%	17.91%

(1)	Includes all applicable fees and expenses.
(2)	Does not reflect deduction for fees, expenses or taxes. See the Calendar Year-End Dividend Yield on the Index in the table beginning on page 64 in the section entitled “The Index.”

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that in the future the Trust’s ordinary operating expenses will not exceed 0.20% of the Trust’s daily NAV. The Sponsor reserves the right to discontinue its reimbursement policy in the future. See “Expenses of the Trust.”

A transaction fee is payable to the Trustee in connection with each creation and redemption of Creation Units made through the Invesco QQQ Clearing Process (“Transaction Fee”) and is nonrefundable, regardless of the NAV of the Trust.

Until further notice is given as described below, the Transaction Fee charged in connection with each creation of Creation Units through the Invesco QQQ Clearing Process is (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of Invesco QQQ Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of Invesco QQQ Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity; (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity; and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units created on such day by such Participating Party. Likewise, until further notice is given as described below, the Transaction Fee charged in connection with the redemption of Creation Units through the Invesco QQQ Clearing Process is (i) $500 per Participating Party per day for redemptions of Creation Unit size aggregations of Invesco QQQ Shares where there are also, in the same day, separate redemptions in any number, or creations in an amount not equal to the number of Invesco QQQ Shares similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity; (ii) no fee per Participating Party where there is, in the same day, a creation of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity; and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units redeemed on such day by such Participating Party. This Transaction Fee may subsequently be changed by the Trustee, with the consent of the Sponsor, but will not in any event exceed 10/100 of one percent (10 basis points) of the value of a Creation Unit at the time of creation or redemption, as the case may be (the “10 Basis Point Limit”). No modification to, or reductions, discounts or waivers of, the Transaction Fee charged in connection with the creation of Creation Units is scheduled or currently contemplated by the Sponsor or the Trustee.

For creations and redemptions outside the Invesco QQQ Clearing Process, an additional amount not to exceed three (3) times the applicable Transaction Fee will be charged to the creator or redeemer. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of Creation Units outside the Invesco QQQ Clearing Process would be (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of Invesco QQQ Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of Invesco QQQ Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity; (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity; and (iii) in all other cases $1,000 (the Transaction Fee for the creation or redemption of a Creation Unit) plus an additional amount not to exceed $3,000 (3 times $1,000) for a total of $4,000.

Expenses of the Trust

The expenses of the Trust will be accrued daily and reflected in the NAV of the Trust. Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed 0.20% per annum of the daily NAV of the Trust, and the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for expenses incurred by the Trust in excess of such amount.

Trust Annual Ordinary Operating Expenses(1)

	As a % of Average Trust Net Assets
Trustee’s Fee	0.04	%(2)
Nasdaq License Fee	0.08%
Marketing Expenses	0.08	%(3)
Estimated Other Operating Expenses	0.00	%(4)

Total Gross Expenses	0.20	%(5)

(1)

Shareholders purchasing Invesco QQQ Shares in the secondary market may pay additional fees not described by any other item in this Prospectus, such as brokerage commissions and other fees to financial intermediaries, and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

(2)

The Trustee’s annual fee ranges from 0.04% to 0.10%, based on the NAV of the Trust, with a minimum fee amount not to fall below $180,000. See “Expenses of the Trust.” Ordinary operating expenses of the Trust do not include brokerage commissions incurred on the purchase or sale of Securities.

(3)	Marketing expenses include direct advertising in print and television media, and the cost of production of such advertising, consultant fees and prospectus printing expenses.

(4)	Amount represents less than 0.005%.

(5)

Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 20/100 of one percent (0.20%) per annum of the daily net assets of the Trust. Gross expenses of the Trust for the year ended September 30, 2023, without regard to this undertaking, were also 0.20% of the NAV of the Trust and, accordingly, no expenses of the Trust were assumed by the Sponsor. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. See “Expenses of the Trust.”

An investor does not pay any sales charges in connection with purchases or reinvestment of distributions of Invesco QQQ Shares or ordinarily any deferred sales charge on the redemption (redemptions are only allowed in Creation Unit sizes—i.e., 50,000 Shares of Invesco QQQ Shares). Investors purchasing or selling Invesco QQQ Shares in the secondary market would incur customary brokerage commissions and charges.

Transaction fees charged in connection with each creation or redemption of Creation Units through the Invesco QQQ Clearing Process range from $0 to $1,000 per Participating Party, depending on whether they are separate creations or redemptions of Invesco QQQ Shares or shares of other similar exchange-traded funds based on the Index.

Example of Expenses

An investor would pay the following expenses on a $10,000 investment as a result of the operating expense ratio cap of 0.20% set forth in footnote (5) above for the year ended September 30, 2023 being applicable for the first period, and assuming for the remaining periods that estimated gross operating expenses thereafter remain at 0.20% of the NAV of the Trust and a 5% annual return on investment throughout the periods.

Cumulative Expenses Paid for Period of:

1 Year	3 Years	5 Years	10 Years
$21	$65	$113	$256

The above example assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations applicable to mutual funds. Although the Trust is a unit investment trust rather than a mutual fund, this information is represented to permit a comparison of fees. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the Commission, the Trust may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing the Invesco QQQ Shares and the Trust, reimbursement to the Sponsor for annual licensing fees and federal and state annual registration fees for the issuance of Invesco QQQ Shares up to 0.20% (20 basis points) of the Trust’s total assets.

Book-Entry Ownership Only of Invesco QQQ Shares

The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (referred to herein as “DTC”), or its nominee will be the record or registered owner of all outstanding

Invesco QQQ Shares. Beneficial ownership of Invesco QQQ Shares will be shown on the records of the DTC or its participants. Certificates will not be issued for Invesco QQQ Shares, whether in Creation Unit size aggregations or otherwise.

Distributions

Distributions by the Trust are made quarterly to the extent that dividends accumulated in respect of the Securities and other income, if any, received by the Trust exceed Trust fees and expenses accrued during the quarterly Accumulation Period which ends on the Business Day preceding each ex-dividend date for Invesco QQQ Shares. However, no net dividend distribution will be made in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the NAV of the Trust, unless the Trustee determines that such distribution is required to be made in order to maintain the Trust’s status as a regulated investment company, to avoid the imposition of income or excise taxes on undistributed income. The Trustee further reserves the right to declare special dividends if, in its discretion, it would be otherwise advantageous to the Beneficial Owners.

The expenses of the Trust may be as great as or in excess of the dividend and other income to be received by the Trust during any quarter and, under such circumstances, no quarterly net dividend distributions would be made.

Any net capital gains recognized by the Trust in any taxable year are to be distributed at least annually. The Trust may make additional distributions after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although income distributions, if any, are currently made on a quarterly basis, the Trustee reserves the right to vary the frequency of distributions.

Federal Income Tax Considerations

The Trust has elected tax treatment as a “regulated investment company” under the Code and distributes annually its entire investment company taxable income and capital gain, if any. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The quarterly distributions, if any, made by the Trust will be based on the dividend performance of the Securities held during such quarterly distribution period, net of Trust fees and expenses, rather than the actual taxable income of the Trust. As a result, a portion of any such distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Termination of the Invesco QQQ Trust

The Trust will terminate by its terms on the date upon which the maturity, redemption, sale or other disposition, as the case may be, of the last security held by the Trust occurs (the “Mandatory Termination Date”).

Purchases of Invesco QQQ Shares by Registered Investment Companies

Purchases of Invesco QQQ Shares by registered investment companies are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Trust’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Trust will be limited in the amount it could invest in other investment companies and private funds.

In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by the Trust in investment companies that are money market funds, including money market funds that may be deemed to be affiliated with the Trust.

Risk Factors

Investors can lose money by investing in Invesco QQQ Shares. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in Invesco QQQ Shares.

Investment in the Trust involves the risk that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities, the value of common stocks generally, and other factors. The composition and weighting of the Index Securities and hence the composition and weighting of the Securities held in the Trust also change from time to time.

The financial condition of the issuers of the Securities may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of Invesco QQQ Shares). The Trust is subject to equity risk, which is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Trust holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock. There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the Index.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally subordinate rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities may therefore be expected to fluctuate over the entire life of the Trust.

The Trust is also subject to risks associated with investments in American Depositary Receipts (“ADRs”) included in the Index. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Invesco QQQ Shares are subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (e.g., technology) as well as to the risks specific to the performance of a few individual component Securities which currently represent a highly concentrated weighting in the Index. These include the risks that the level of stock prices in these sectors or the stock prices of these specific companies may decline, thereby adversely affecting the value of Invesco QQQ Shares. In addition, because it is the policy of the Trust to invest in the securities that comprise the Index, if the Index is concentrated in an industry or industry group, the portfolio of Securities also will be concentrated in that industry or industry group. By concentrating its investments in an industry or industry group, the Trust may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Trust invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Furthermore, investors should be aware that in the event that one or more stocks which currently have a highly concentrated weighting in the Index were to leave NASDAQ, if a company with a large market capitalization were to list its shares on NASDAQ, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index, and hence the composition and weighting of the Securities in the Trust, would change significantly and the performance of Invesco QQQ Shares would reflect the performance of the new Index as reconfigured.

Companies in the technology industry may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, research and development of new products and competition for the services of qualified personnel. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. Technology companies may have limited product lines, markets, financial resources or personnel. Companies in the technology industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology industry is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Due to the concentration of the Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the Index may be more volatile when compared to other broad-based stock indexes. It is anticipated that the price volatility of Invesco QQQ Shares may be greater than the price volatility of other market-traded securities which are issued by investment companies based upon indexes other than the Index.

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Trust may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Trust’s returns.

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging market companies may be volatile and considered speculative. Emerging market economies may be riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, currency restrictions, capital controls, and capital seizures, which adversely affect returns to U.S. investors. Emerging markets securities may have decreased publicly available and less reliable information about issuers, and inconsistent and potentially less stringent regulatory, disclosure, recordkeeping, accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market economies usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market economies is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries may be limited, and shareholder claims may be difficult or impossible to pursue. From time to time, the United States or other countries may impose sanctions on various persons, issuers, or countries, which could negatively affect the value of the Trust’s investments and make them illiquid. Investments in emerging market economies may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks not associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; risk of nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as the Trust, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company but does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as the Trust’s) rights may be limited. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, VIEs historically have not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will maintain their acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect the Trust’s returns and net asset value.

Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute and imposition of tariffs between China and the United States continues to introduce uncertainty into the Chinese economy and may result in reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Trust’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Trust.

Additionally, developing countries, such as those in Greater China, may subject the Trust’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Trust, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Trust invests. Chinese taxes that may apply to the Trust’s investments include income tax or withholding tax on dividends, interest or gains earned by the Trust, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Trust.

Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia. The war in Ukraine (and the potential for further sanctions in response to Russia’s continued military activity) may escalate. These and other corresponding events have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of the conflict and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to Russian issuers or the adjoining geographic regions.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics, such as the COVID-19 pandemic, and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Trust’s investments. War, military conflicts, acts of terrorism, economic crises or other events also could result in increased premiums or discounts to the Trust’s NAV. Additionally, if a sector or sectors in which an index is exposed is negatively impacted to a greater extent by such events, the Trust may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Trust’s investments.

The Trust is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Trust’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Trust and its Trustee and Sponsor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

All of the Securities are currently listed on the Nasdaq Global Select Market or Nasdaq Global Market. The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained, or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent. Further, the Trust may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the Securities held by the Trust), and are generally lower if Invesco QQQ Shares have more trading volume and market liquidity and higher if Invesco QQQ Shares have little trading volume and market liquidity. In stressed market conditions, the market for Invesco QQQ Shares may become less liquid in response to deteriorating liquidity in the markets for the Trust’s portfolio holdings, which may cause a variance in the market price of Invesco QQQ Shares and their underlying value. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Trust’s creation/redemption process, potentially affect the price at which Invesco QQQ Shares trade in the secondary market, and/or result in the Trust being unable to trade certain securities or financial instruments at all. In these circumstances, the Trust may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Only Participating Parties may engage in creation or redemption transactions directly with the Trust. The Trust has a limited number of institutions that may act as Participating Parties and such Participating Parties have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those Participating Parties will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Trust are traded outside a collateralized settlement system. In that case, Participating Parties may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of Participating Parties may be able to do. In addition, to the extent that Participating Parties exit the business or are unable to proceed with creation and/or redemption orders with respect to the Trust and no other Participating Party is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Invesco QQQ Shares, and Invesco QQQ Shares may be more likely to trade at a premium or discount to the NAV and possibly face trading halts and/or delisting. Investment in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that Participating Parties may not be able to effectively create or redeem Creation Units or the risk that Invesco QQQ Shares may be halted and/or delisted.

The Trust seeks to track the investment returns, before fees and expenses, of the Index. There is no assurance that Nasdaq will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Nasdaq gives descriptions of what the Index is designed to achieve, it generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it generally does not guarantee that the Index will be in line with its methodology. Errors made by Nasdaq with respect to the quality, accuracy and completeness of the data within the Index may occur from time to time and may not be identified and corrected by Nasdaq for a period of time, if at all. Therefore, gains, losses or costs associated with Nasdaq’s errors will generally be borne by the Trust and its shareholders.

The trading prices of Invesco QQQ Shares in the secondary market generally differ from the Trust’s daily NAV and are affected by market forces such as the supply of and demand for Invesco QQQ Shares and underlying securities held by the Trust, economic conditions and other factors. Information regarding the intraday indicative value (“IIV”) of Invesco QQQ Shares is disseminated every 15 seconds throughout each trading day by NASDAQ or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of the Trust’s NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Trust’s actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Trust expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of the Trust’s current portfolio. Additionally, the quotations and/or valuations of certain of the Trust’s holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Invesco QQQ Shares. The Trust, the Sponsor and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Trust, the Sponsor and their affiliates do not make any warranty as to the accuracy of these calculations.

There can be no assurance that the Trust will continue to meet the requirements of NASDAQ necessary to maintain the listing of Invesco QQQ Shares. NASDAQ may, but is not required to, remove the Invesco QQQ Shares of the Trust from listing if: (i) the value of the Trust’s Index no longer is calculated or available; (ii) the Trust has more than 60 days remaining until termination and there are fewer than 50 Beneficial Owners of the Invesco QQQ Shares, (iii) the Trust’s Index fails to meet certain continued listing standards of NASDAQ; (iv) the IIV of the Trust is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of NASDAQ, makes further dealings on NASDAQ inadvisable. NASDAQ will remove the Invesco QQQ Shares from listing and trading upon termination of the Trust.

An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for short periods of time, the Trust may not fully replicate the performance of the Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Trustee is required to correct such imbalances by means of adjusting the composition of the Securities. It is also possible that the composition of the Trust may not exactly replicate the composition of the Index if the Trust has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the Code.

The time frames for delivery of Securities, cash, or Invesco QQQ Shares in connection with creation and redemption activity within the Invesco QQQ Clearing Process as set forth herein are based on NSCC’s current “regular way” settlement period of two (2) days during which NSCC is open for business (each such day an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case it is anticipated that there would be a corresponding reduction or increase in settlement periods applicable to Invesco QQQ Shares creations and redemptions.

Distribution of dividends to Beneficial Owners is dependent on the payment of dividends by issuers of the Securities.

The Sponsor has currently undertaken to limit ordinary operating expenses of the Trust to 0.20% of the Trust’s daily NAV. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. In such event, expenses of the Trust could exceed the dividend and other income received by the Trust during each quarter. The Trust will pay any such excess expenses with the proceeds realized from the sale of Securities effected ordinarily whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and the Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the NAV of the Trust.

The NAV of the Invesco QQQ Shares may not always correspond to market price. The trading price of the Invesco QQQ Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Invesco QQQ Shares and the underlying value of the Trust’s portfolio holdings. THIS MAY LEAD TO THE INVESCO QQQ SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Investors therefore should be aware that the aggregate public trading market price of 50,000 Invesco QQQ Shares may be different from the NAV of a Creation Unit size aggregation of Invesco QQQ Shares (i.e., 50,000 Invesco QQQ Shares may trade at a premium over or at a discount to the NAV of a Creation Unit) and similarly the public trading market price per Invesco QQQ Share may be different from the NAV of a Creation Unit on a per Invesco QQQ Share basis. The Sponsor cannot predict whether the Invesco QQQ Shares will trade below, at or above the Trust’s NAV. Exchange prices are not expected to correlate exactly with the Trust’s NAV due to timing reasons, supply and demand imbalances and other factors.

In addition, disruptions to creations and redemptions, including disruptions at market makers, Participating Parties, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Invesco QQQ Shares that differ significantly from the value of the Trust’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Invesco QQQ Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Trust quoted during the day or a premium or discount in the closing price from the Trust’s NAV. Additionally, Participating Parties may be less willing to create or redeem the Invesco QQQ Shares if there is a lack of an active market for such Shares or its underlying investments, which may contribute to the Invesco QQQ Shares trading at a premium or discount. The expenses of the Trust, which are accrued daily, are reflected in the NAV of Invesco QQQ Shares in Creation Unit size aggregations.

Investors buying or selling Invesco QQQ Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Invesco QQQ Shares. Moreover, trading in Invesco QQQ Shares on NASDAQ may be halted due to market conditions or, in light of NASDAQ rules and procedures for reasons that, in the view of NASDAQ, make trading in Invesco QQQ Shares inadvisable. In addition, trading in Invesco QQQ Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ’s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the Trust will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Invesco QQQ Shares are not priced, and therefore, if the Trust holds securities that are primarily listed on such exchanges, the value of such securities in the Trust’s portfolio may change on days when shareholders will not be able to purchase or sell Invesco QQQ Shares. The Trust will be terminated in the event Invesco QQQ Shares are delisted from NASDAQ and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association.

Invesco QQQ Shares are also subject to risks other than those associated with an investment in a broad market portfolio of equity securities in that the selection of the securities included in the Trust’s portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading the Invesco QQQ Shares as compared with trading in a broad market portfolio of equity securities.

The Trustee will ordinarily deliver a portfolio of Securities for each Creation Unit size aggregation of Invesco QQQ Shares delivered for redemption, substantially identical in composition to the Securities portion of a Portfolio Deposit as in effect on the date a request for redemption is deemed received by the Trustee. If a redemption is processed through the Invesco QQQ Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC’s guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked to the market on a daily basis until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside of the Invesco QQQ Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of such delivery.

The Sponsor of the Trust has been granted a license to use the Nasdaq-100 Index® as a basis for determining the composition and the weighting of securities held by the Trust and to use certain trade names and trademarks of Nasdaq. The Trust may be terminated if the license agreement is terminated.

With the increased use of technologies such as the Internet to conduct business, the Trust, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Trust and its service providers (including, without limitation, the Trustee, Sponsor, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Trust invests, counterparties with which the Trust engages, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Trust and its shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investment in such companies to lose value.

Report of Independent Registered Public Accounting Firm

To the Sponsor, Trustee and Shareholders of Invesco QQQ TrustSM, Series 1

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco QQQ TrustSM, Series 1 (the “Trust”) as of September 30, 2023, the related statements of operations and changes in net assets for each of the three years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2023, the results of its operations and changes in its net assets for each of the three years in the period ended September 30, 2023, and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco QQQ TrustSM, Series 1 (QQQ)

Schedule of Investments(a)

September 30, 2023

	Shares	Value
Common Stocks & Other Equity Interests—99.97%
Automobiles—3.32%
Lucid Group, Inc.(b)	38,717,100	$216,428,589
Tesla, Inc.(b)	25,213,437	6,308,906,206

		6,525,334,795

Beverages—2.88%
Keurig Dr Pepper, Inc.	23,804,146	751,496,889
Monster Beverage Corp.(b)	17,845,845	944,937,493
PepsiCo, Inc.	23,451,829	3,973,677,906

		5,670,112,288

Biotechnology—4.60%
Amgen, Inc.	9,112,755	2,449,144,034
Biogen, Inc.(b)	2,467,286	634,117,175
Gilead Sciences, Inc.	21,227,555	1,590,792,971
Moderna, Inc.(b)	6,483,868	669,718,726
Regeneron Pharmaceuticals, Inc.(b)	1,818,471	1,496,528,894
Seagen, Inc.(b)	3,197,608	678,372,537
Vertex Pharmaceuticals, Inc.(b)	4,397,035	1,529,024,951

		9,047,699,288

Broadline Retail—6.72%
Amazon.com, Inc.(b)	81,961,539	10,418,950,838
eBay, Inc.	9,066,014	399,720,557
JD.com, Inc., ADR (China)	7,726,676	225,078,072
MercadoLibre, Inc. (Brazil)(b)	853,387	1,081,992,309
PDD Holdings, Inc., ADR (China)(b)	11,099,480	1,088,526,004

		13,214,267,780

Commercial Services & Supplies—0.78%
Cintas Corp.	1,733,329	833,748,582
Copart, Inc.(b)	16,267,641	700,972,651

		1,534,721,233

Communications Equipment—1.90%
Cisco Systems, Inc.	69,423,882	3,732,227,896

Consumer Staples Distribution & Retail—2.54%
Costco Wholesale Corp.	7,555,276	4,268,428,729

See accompanying notes to financial statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Schedule of Investments(a) (continued)

September 30, 2023

	Shares	Value
Common Stocks & Other Equity Interests (continued)
Consumer Staples Distribution & Retail (continued)
Dollar Tree, Inc.(b)	3,748,109	$398,986,203
Walgreens Boots Alliance, Inc.	14,706,740	327,077,898

		4,994,492,830

Electric Utilities—1.24%
American Electric Power Co., Inc.	8,776,711	660,184,201
Constellation Energy Corp.	5,478,693	597,615,833
Exelon Corp.	16,954,883	640,725,029
Xcel Energy, Inc.	9,395,978	537,637,861

		2,436,162,924

Energy Equipment & Services—0.31%
Baker Hughes Co., Class A	17,200,814	607,532,751

Entertainment—1.96%
Electronic Arts, Inc.	4,615,381	555,691,872
Netflix, Inc.(b)	7,549,592	2,850,725,939
Warner Bros Discovery, Inc.(b)	41,524,044	450,951,118

		3,857,368,929

Financial Services—0.56%
PayPal Holdings, Inc.(b)	18,706,523	1,093,583,335

Food Products—1.18%
Kraft Heinz Co. (The)	20,925,552	703,935,569
Mondelez International, Inc., Class A	23,176,461	1,608,446,394

		2,312,381,963

Ground Transportation—0.92%
CSX Corp.	34,180,339	1,051,045,424
Old Dominion Freight Line, Inc.	1,861,523	761,623,520

		1,812,668,944

Health Care Equipment & Supplies—1.99%
Align Technology, Inc.(b)	1,303,858	398,093,925
DexCom, Inc.(b)	6,607,873	616,514,551
GE HealthCare Technologies, Inc.	7,748,752	527,225,086
IDEXX Laboratories, Inc.(b)	1,414,239	618,404,287

See accompanying notes to financial statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Schedule of Investments(a) (continued)

September 30, 2023

	Shares	Value
Common Stocks & Other Equity Interests (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(b)	5,985,880	$1,749,612,865

		3,909,850,714

Hotels, Restaurants & Leisure—2.87%
Airbnb, Inc., Class A(b)	7,263,577	996,635,400
Booking Holdings, Inc.(b)	608,116	1,875,399,338
Marriott International, Inc., Class A	5,080,865	998,694,825
Starbucks Corp.	19,513,285	1,780,977,522

		5,651,707,085

Industrial Conglomerates—1.06%
Honeywell International, Inc.	11,311,512	2,089,688,727

Interactive Media & Services—10.01%
Alphabet, Inc., Class A(b)	47,130,270	6,167,467,132
Alphabet, Inc., Class C(b)	46,081,680	6,075,869,508
Meta Platforms, Inc., Class A(b)	24,748,106	7,429,628,902

		19,672,965,542

IT Services—0.30%
Cognizant Technology Solutions Corp., Class A	8,604,039	582,837,602

Life Sciences Tools & Services—0.19%
Illumina, Inc.(b)	2,696,875	370,227,000

Machinery—0.38%
PACCAR, Inc.	8,906,669	757,244,998

Media—2.60%
Charter Communications, Inc., Class A(b)	2,549,791	1,121,449,078
Comcast Corp., Class A	70,116,181	3,108,951,465
Sirius XM Holdings, Inc.	65,460,203	295,880,117
Trade Desk, Inc. (The), Class A(b)	7,600,938	594,013,305

		5,120,293,965

Oil, Gas & Consumable Fuels—0.24%
Diamondback Energy, Inc.	3,046,425	471,830,304

Pharmaceuticals—0.34%
AstraZeneca PLC, ADR (United Kingdom)	9,924,629	672,095,876

See accompanying notes to financial statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Schedule of Investments(a) (continued)

September 30, 2023

	Shares	Value
Common Stocks & Other Equity Interests (continued)
Professional Services—1.52%
Automatic Data Processing, Inc.	7,018,694	$1,688,557,403
Paychex, Inc.	6,142,325	708,394,342
Verisk Analytics, Inc.	2,470,654	583,667,301

		2,980,619,046

Real Estate Management & Development—0.27%
CoStar Group, Inc.(b)	6,956,540	534,888,361

Semiconductors & Semiconductor Equipment—18.46%
Advanced Micro Devices, Inc.(b)	27,525,121	2,830,132,941
Analog Devices, Inc.	8,489,420	1,486,412,548
Applied Materials, Inc.	14,251,422	1,973,109,376
ASML Holding N.V., New York Shares (Netherlands)	1,477,302	869,628,595
Broadcom, Inc.	7,030,604	5,839,479,070
Enphase Energy, Inc.(b)	2,323,005	279,109,051
GLOBALFOUNDRIES, Inc.(b)	9,331,736	543,013,718
Intel Corp.	71,348,005	2,536,421,578
KLA Corp.	2,329,141	1,068,283,811
Lam Research Corp.	2,257,525	1,414,948,944
Marvell Technology, Inc.	14,698,918	795,652,431
Microchip Technology, Inc.	9,273,458	723,793,397
Micron Technology, Inc.	18,659,958	1,269,436,943
NVIDIA Corp.	19,621,009	8,534,942,705
NXP Semiconductors N.V. (China)	4,391,970	878,042,642
ON Semiconductor Corp.(b)	7,351,660	683,336,797
QUALCOMM, Inc.	19,012,532	2,111,531,804
Texas Instruments, Inc.	15,468,380	2,459,627,104

		36,296,903,455

Software—17.09%
Adobe, Inc.(b)	7,765,125	3,959,437,238
ANSYS, Inc.(b)	1,478,601	439,957,728
Atlassian Corp., Class A(b)	2,611,629	526,269,360
Autodesk, Inc.(b)	3,641,799	753,524,631
Cadence Design Systems, Inc.(b)	4,630,247	1,084,866,872
CrowdStrike Holdings, Inc., Class A(b)	3,851,235	644,619,714

See accompanying notes to financial statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Schedule of Investments(a) (continued)

September 30, 2023

	Shares	Value
Common Stocks & Other Equity Interests (continued)
Software (continued)
Datadog, Inc., Class A(b)	5,094,947	$464,098,722
Fortinet, Inc.(b)	13,379,212	785,092,160
Intuit, Inc.	4,771,254	2,437,824,519
Microsoft Corp.	59,020,123	18,635,603,837
Palo Alto Networks, Inc.(b)	5,210,585	1,221,569,547
Synopsys, Inc.(b)	2,591,007	1,189,194,483
Workday, Inc., Class A(b)	3,526,447	757,657,138
Zoom Video Communications, Inc., Class A(b)	4,332,264	302,998,544
Zscaler, Inc.(b)	2,485,475	386,715,055

		33,589,429,548

Specialty Retail—0.81%
O’Reilly Automotive, Inc.(b)	1,026,553	932,992,960
Ross Stores, Inc.	5,803,480	655,503,066

		1,588,496,026

Technology Hardware, Storage & Peripherals—10.82%
Apple, Inc.	124,194,377	21,263,319,286

Textiles, Apparel & Luxury Goods—0.41%
lululemon athletica, inc.(b)	2,068,628	797,683,643

Trading Companies & Distributors—0.27%
Fastenal Co.	9,733,455	531,835,981

Wireless Telecommunication Services—1.43%
T-Mobile US, Inc.(b)	20,042,576	2,806,962,769

Total Investments in Securities—99.97% (Cost $222,305,336,599)		196,527,434,884
Other Assets Less Liabilities—0.03%		51,550,226

Net Assets—100.00%		$196,578,985,110

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying notes to financial statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Statement of Assets and Liabilities

September 30, 2023

Assets:
Investments in securities, at value	$196,527,434,884
Cash	430,212,438
Receivable for:
Dividends	37,079,495
Investments sold	1,450,682,203
Fund shares sold	1,002,584,315

Total assets	199,447,993,335

Liabilities:
Payable for:
Distributions	292,919,073
Amount due to Licensor	41,112,206
Amount due to Trustee	14,897,071
Amount due to Sponsor	65,135,487
Investments purchased	1,002,427,585
Fund shares repurchased	1,450,700,922
Accrued expenses	1,815,881

Total liabilities	2,869,008,225

NET ASSETS	$196,578,985,110

Net assets consist of:
Shares of beneficial interest	$231,114,156,786
Distributable earnings (loss)	(34,535,171,676)

NET ASSETS	$196,578,985,110

Shares outstanding (unlimited amount authorized, no par value)	548,600,000
Net asset value	$358.33

Investments in securities, at cost	$222,305,336,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Statement of Operations

For the years ended September 30, 2023, 2022, 2021

	2023	2022	2021
Investment income:
Dividend income	$1,530,665,911	$1,445,317,475	$1,197,680,583
Foreign withholding tax	(3,382,279)	(3,019,151)	(1,527,011)

Total investment income	1,527,283,632	1,442,298,324	1,196,153,572

Expenses:
Licensing fees	141,387,765	147,972,422	131,049,411
Professional fees	145,926	146,350	146,350
Marketing expenses	125,152,810	132,632,707	114,725,473
Trustee fees	77,543,637	80,835,965	72,369,520
Other expenses	2,985,613	1,830,188	3,286,477

Total expenses	347,215,751	363,417,632	321,577,231

Net investment income	1,180,067,881	1,078,880,692	874,576,341

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(9,180,999,919)	(2,490,022,182)	(776,899,555)
In-kind redemptions	15,299,993,158	24,080,632,113	41,841,914,380

Net realized gain	6,118,993,239	21,590,609,931	41,065,014,825

Change in net unrealized appreciation (depreciation) on investment securities	42,737,519,479	(71,618,012,262)	(3,466,726,979)

Net realized and unrealized gain (loss)	48,856,512,718	(50,027,402,331)	37,598,287,846

Net increase (decrease) in net assets resulting from operations	$50,036,580,599	$(48,948,521,639)	$38,472,864,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Statement of Changes in Net Assets

For the years ended September 30, 2023, 2022, 2021

	2023	2022	2021
Operations:
Net investment income	$1,180,067,881	$1,078,880,692	$874,576,341
Net realized gain	6,118,993,239	21,590,609,931	41,065,014,825
Change in net unrealized appreciation (depreciation)	42,737,519,479	(71,618,012,262)	(3,466,726,979)

Net increase (decrease) in net assets resulting from operations	50,036,580,599	(48,948,521,639)	38,472,864,187

Distributions to Shareholders from:
Distributable earnings	(1,172,644,013)	(1,066,866,605)	(863,542,109)

Shareholder Transactions:
Proceeds from shares sold	277,470,162,212	330,967,819,510	266,841,591,066
Value of shares repurchased	(277,551,381,651)	(315,620,823,242)	(257,700,453,113)

Net increase (decrease) in net assets resulting from share transactions	(81,219,439)	15,346,996,268	9,141,137,953

Net increase (decrease) in net assets	48,782,717,147	(34,668,391,976)	46,750,460,031

Net assets:
Beginning of year	147,796,267,963	182,464,659,939	135,714,199,908

End of year	$196,578,985,110	$147,796,267,963	$182,464,659,939

Changes in Shares Outstanding:
Shares sold	861,600,000	988,850,000	819,950,000
Shares repurchased	(866,100,000)	(945,750,000)	(797,800,000)
Shares outstanding, beginning of year	553,100,000	510,000,000	487,850,000

Shares outstanding, end of year	548,600,000	553,100,000	510,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ TrustSM, Series 1 (QQQ)

Financial Highlights

	Years Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$267.21	$357.77	$278.19	$188.77	$185.73

Net investment income(a)	2.17	2.01	1.79	1.71	1.62
Net realized and unrealized gain (loss) on investments	91.12	(90.60)	79.56	89.34	2.96

Total from investment operations	93.29	(88.59)	81.35	91.05	4.58

Distributions to shareholders from:
Net investment income	(2.17)	(1.97)	(1.77)	(1.63)	(1.54)

Net asset value at end of year	$358.33	$267.21	$357.77	$278.19	$188.77

Net Asset Value Total Return(b)	34.98%	(24.86)%	29.30%	48.44%	2.56%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$196,578,985	$147,796,268	$182,464,660	$135,714,200	$75,056,817
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	0.68%	0.59%	0.54%	0.75%	0.91%
Portfolio turnover rate(c)	22.08%	7.10%	8.89%	7.68%	6.93%

(a)	Based on average shares outstanding.
(b)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total investment returns calculated for a period of less than one year are not annualized.

(c)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Notes to Financial Statements

Invesco QQQ TrustSM, Series 1

September 30, 2023

NOTE 1–Organization

The Invesco QQQ TrustSM, Series 1 (the “Trust”) is a unit investment trust organized under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The shares of the Trust are referred to herein as “Shares” or “Trust’s Shares.” The Trust’s Shares are listed and traded on the NASDAQ Global Market tier of NASDAQ.

The market price of a Share may differ to some degree from the Trust’s net asset value (“NAV”). Unlike conventional mutual funds, the Trust issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the NASDAQ–100 Index® (the “Underlying Index”).

The investment objective of the Trust is to seek to track the investment results, before fees and expenses, of the Underlying Index.

The Bank of New York Mellon (the “Trustee”) has entered into an Agency Agreement with Invesco Capital Management LLC (the “Sponsor”) (the “Agency Agreement”). Under the terms of the Agency Agreement, the Sponsor will perform certain functions on behalf of the Trustee: (a) relating to the evaluation of the portfolio securities held by the Trust for the purposes of determining the NAV of the Trust, and (b) relating to rebalancing and adjustments of the Trust’s portfolio.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in preparation of its financial statements.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Portfolio securities are valued at the last trade or official closing price of the exchange on which they trade, which is deemed to be the principal market on which the securities are traded, or if there is no last trade or official closing price on the day of valuation, a security is valued at the closing bid price on that day. If a security is not quoted, if the principal market of the security is other than an exchange, or the Sponsor deems the last trade, official close price or closing bid price inappropriate for valuation purposes, then the security shall be fair valued in good faith by the Sponsor, in a manner consistent with Rule 2a-5 under the 1940 Act and pursuant to the Trust

Indenture and Agreement (the “Trust Agreement”) and the Agency Agreement based on (a) the last trade or closing price for the security on another market on which the security is traded or if there is no such appropriate closing price, at the closing bid price on such other market, (b) current bid prices on the principal market or such other markets, (c) if bid prices are not available, current bid prices for comparable securities, (d) by the Sponsor’s appraisal of the value of the securities in good faith, or (e) any combination thereof. In the event that the Agency Agreement is terminated, the Trustee would be responsible for the valuation steps set forth above in accordance with the terms and conditions of the Trust Agreement.

B. Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Trust may periodically participate in litigation related to the Trust’s investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s NAV and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the Sponsor.

C. Country Determination -For the purposes of presentation in the Schedule of Investments, the Sponsor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Trust’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its

“country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Dividends and Distributions to Shareholders - The Trust declares and distributes dividends, if any, from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

E. Federal Income Taxes - The Trust intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Trust’s taxable earnings to its shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Trust files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Under the Trust Agreement, the Trust is responsible for the Trustee’s fee (including fees for extraordinary expenses and other services), transfer agency services fees, governmental fees, any taxes, fees, and charges payable by the Trustee with respect to Shares, expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of beneficial owners of Shares, indemnification of the Trustee or the Sponsor, expenses incurred in contacting beneficial owners of Shares, brokerage commissions and other transactional charges and other out-of-pocket expenses of the Trust.

In addition, the Trust may be charged for expenses related to reimbursement to the Sponsor for annual licensing fees, federal and state annual registration fees and expenses of the Sponsor relating to the printing and distribution of marketing materials. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust in an amount equal to the actual costs incurred, but shall not exceed 0.20% per annum of the daily NAV of the Trust.

G. Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Other Risks

ADR Risk.  The Trust is subject to risks associated with investments in American Depositary Receipts (“ADRs”) included in the Underlying Index. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Equity Risk.  The Trust is subject to equity risk, which is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Trust holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk.  Unlike many investment companies, the Trust does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Trust would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Trust’s NAV.

Non-Correlation Risk.  The Trust’s return may not match the return of its Underlying Index for a number of reasons. For example, the Trust incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Trust’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Trust and its Underlying Index may vary due to asset valuation differences and differences between the Trust’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

NOTE 3–Agreements with the Trustee, Licensor and Sponsor

The Trust accrues daily and pays monthly the expenses of its operations, including Trustee fees, reimbursement to the Sponsor for expenses relating to the marketing of the Trust and fees to the Nasdaq, Inc. (the “Licensor”) for a license to use the Underlying Index as a basis for determining the composition and weighting of securities held by the Trust.

The Sponsor entered into a license agreement with the Licensor (the “License Agreement”). Under the License Agreement, the license fee payable by the Trust is at an annual rate equal to the sum of (i) the product of (A) that portion of the average net assets of the Trust and other Nasdaq-related products of the Sponsor and its affiliates, on an aggregate basis, up to and including $25,000,000,000 and (B) 0.09%, and (ii) the product of (A) an amount equal to that portion of the average net assets of the Trust and other Nasdaq-related products of the Sponsor and its affiliates, on an aggregate basis, in excess of $25,000,000,000 and (B) 0.08%, with such sum multiplied by the percentage of the aggregate average net assets attributable to the Trust. The license fee, under no circumstances, will exceed 0.09% of the aggregate average net assets, but may be lower in the future based on the aggregate average net assets. The License Agreement may be amended by the parties thereto without the consent of any of the beneficial owners of Trust shares and the License Agreement has no expressed termination date.

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the compositions and/or weighting structure of the Underlying Index.

For these services, the Trustee receives a fee at the following annual rates:

Net Assets	Fee as Percentage of Net Assets
$0-$499,999,999*	0.10% per annum
$500,000,000-$2,499,999,999*	0.08% per annum
$2,500,000,000-$24,999,999,999*	0.06% per annum
$25,000,000,000-$49,999,999,999*	0.05% per annum
$50,000,000,000 and above*	0.04% per annum

*

The fee indicated applies to that portion of the net assets of the Trust that falls in the size category indicated and is computed each business day on the basis of the net assets of the Trust on such day.

The minimum annual fee, which shall be paid to the Trustee, is $180,000. To the extent that the amount of the Trustee’s compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of such shortfall.

Marketing expenses for the years ended September 30, 2023, 2022 and 2021, represent expenses incurred by the Sponsor, if any, on behalf of the Trust and charged to the Trust, subject to the reimbursement provisions below. Marketing expenses are paid by the Sponsor on behalf of the Trust for invoices received directly by the Sponsor during the year.

In accordance with the terms of the Trust Agreement and the Agency Agreement, the Trustee will pay, from its own assets, the Sponsor to perform the following services for the Trust: adjust the composition of the portfolio, calculate and adjust, if necessary, the weighting of each security in the portfolio, dispose of or exchange securities after it has been determined that such securities will be removed from the Underlying Index and direct securities transactions to brokers or dealers, which may include affiliates of the Trustee, but will not include affiliates of the Sponsor.

The Sponsor had undertaken that on each day during the fiscal year ended September 30, 2023, and until determined otherwise, the ordinary operating expenses of the Trust as calculated by the Trustee would not be permitted to exceed an amount which is 20/100 of one percent (0.20%) per annum of the daily NAV of the Trust. To the extent during such period that ordinary operating expenses of the Trust exceeded such 0.20% amount, the Sponsor has agreed to reimburse the Trust for or assume such excess ordinary operating expenses. The Sponsor may be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.20% per annum level on any given day.

Invesco Distributors, Inc., an affiliate of the Sponsor, is the distributor for the Trust. The Sponsor, not the Trust, pays the Distributor a flat annual fee of $35,000 for its distribution services and the Trust does not reimburse the Sponsor for such fees.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.

Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Sponsor’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of September 30, 2023, all of the securities in the Trust were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended September 30, 2023, 2022 and 2021:

	September 30, 2023	September 30, 2022	September 30, 2021
Ordinary income*	$1,172,644,013	$1,066,866,605	$863,542,109

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Undistributed ordinary income	$342,191,944
Net unrealized appreciation (depreciation) – investments	(27,661,455,028)
Temporary book/tax differences	(292,919,069)
Capital loss carryforward	(6,922,989,523)
Shares of beneficial interest	231,114,156,786

Total net assets	$196,578,985,110

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Trust to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for the Trust as of September 30, 2023:

No expiration
Short-Term	Long-Term	Total*
$-	$6,922,989,523	$6,922,989,523

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended September 30, 2023, the aggregate cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were $38,526,023,700 and $38,527,816,978, respectively.

For the fiscal year ended September 30, 2023, in-kind transactions associated with creations and redemptions were $277,287,842,451 and $277,364,241,122, respectively.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At September 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$3,024,693,707
Aggregate unrealized (depreciation) of investments	(30,686,148,735)

Net unrealized appreciation (depreciation) of investments	$(27,661,455,028)

Cost of investments for tax purposes is $224,188,889,912.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on September 30, 2023, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of the Trust. For the fiscal year ended September 30, 2023, the reclassifications were as follows:

Undistributed Net Investment Income	$-
Undistributed Net Realized Gain (Loss)	(8,862,767,905)
Shares of Beneficial Interest	8,862,767,905

NOTE 8–Capital

Shares are issued and redeemed only in Creation Units of 50,000 Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income of the shares and a balancing cash component to equate the transaction to the NAV per share of the Trust on the transaction date. The transaction fee charged in connection with creation or redemption of Creation Units through the continuous net settlement system of National Securities Clearing Corporation (the “Clearing Process”) is either, $0, $500 or $1,000 per participating party per day, depending on specific circumstances. The total fee that can be charged in connection with the creation or redemption of Creation Units outside the Clearing Process is $4,000 per participating party per day.

Transaction fees are received by the Trustee from the participating party and used to offset the expense of processing orders. For the years ended September 30, 2023, 2022 and 2021, the Trustee earned $2,007,000, $2,102,050, and $1,851,750, respectively, in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify the transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the years ended September 30, 2023, 2022 and 2021.

THE SPONSOR

The Sponsor is a registered investment adviser, commodity pool operator and commodity trading advisor with offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. The Sponsor serves as the investment adviser to the Invesco family of U.S. exchange-traded funds and serves as managing owner to a family of U.S. exchange-traded commodity pools, which comprise 204 exchange-traded funds and 8 exchange-traded commodity pools, respectively, with total combined assets in excess of $226 billion as of December 31, 2023. In addition, the Sponsor is the sub-adviser to 4 mutual funds, which had total combined assets in excess of $9.7 billion as of December 31, 2023. In addition, as of December 31, 2023, the Sponsor provided advisory services to various Invesco-affiliated non-U.S. pooled investment vehicles, including exchange-traded funds sponsored or advised by Invesco Advisers, Inc., Invesco Canada Ltd. and Invesco Investment Management Limited.

On September 18, 2006, INVESCO PLC, now known as Invesco, Ltd., acquired the Sponsor. Invesco, Ltd. and its subsidiaries are an independent global investment management group. Invesco, Ltd. is listed on the New York Stock Exchange with the symbol IVZ.

Under the terms of a license agreement with Nasdaq, the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of Nasdaq in connection with the Trust (see “License Agreement”). Under the terms of the license agreement, the Sponsor pays to Nasdaq an annual licensing fee for use of the Index and such service marks and trademarks. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see “Expenses of the Trust”).

The Index is determined, composed, and calculated by Nasdaq without regard to the Sponsor, the Trust, or the Beneficial Owners of Invesco QQQ Shares. Nasdaq has complete control and sole discretion in determining, composing, or calculating the Index or in modifying in any way its method for determining, composing, or calculating the Index in the future.

THE TRUST

The Trust, an exchange-traded fund or “ETF,” is a registered investment company which both (a) continuously issues and redeems “in-kind” its shares, known as Invesco QQQ SharesSM or QQQSM, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists the shares individually for trading on NASDAQ at prices established throughout the trading day, like any other listed equity security trading in the secondary market on NASDAQ. The Securities held by the Trust consist of a portfolio of equity securities or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities (collectively, the “Portfolio”).

Creation of Creation Units

Portfolio Deposits may be deposited with the Trustee via instructions submitted through the Invesco QQQ Clearing Process of NSCC, following placement with the Distributor of orders to create Invesco QQQ Shares by a person who has executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the Invesco QQQ Clearing Process or directly with the Trustee outside the Invesco QQQ Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit size aggregation of Invesco QQQ Shares. An additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit will be charged to a creator creating outside the Invesco QQQ Clearing Process (i.e., depositing Portfolio Deposits directly with the Trustee through DTC), in part due to the increased expense associated with settlement outside the Invesco QQQ Clearing Process.

The Trustee and the Sponsor, from time to time and for such periods as they may determine, together may increase(1) or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Invesco QQQ Clearing Process) for certain numbers of Creation Units of Invesco QQQ Shares created or redeemed, whether applied solely to creations and/or redemptions made through the Invesco QQQ Clearing Process, solely to creations and/or redemptions made outside the Invesco QQQ Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the number of Invesco QQQ Shares per Creation Unit (currently 50,000 Invesco QQQ Shares) and such change may or may not be made in conjunction with a change to the Transaction Fee. The occurrence of any increase, reduction, or waiver of the Transaction Fee and the number of Creation Units created or redeemed to which such increase, reduction, or waiver applies shall be disclosed in the then current Invesco QQQ Shares Prospectus.

(1)

Such increase is subject to the 10 Basis Point Limit discussed above under “Highlights—Average Annual Total Returns.” Redemption of Invesco QQQ Shares or of the additional amounts charged in connection with the creation or redemption of Invesco QQQ Shares outside the Invesco QQQ Clearing Process is beyond that which is discussed herein under the caption “Highlights—Average Annual Total Returns.”

The Sponsor makes available on each Business Day a list of the names and the required number of shares for each of the securities in the current Portfolio Deposit as well as the Income Net of Expense Amount effective through and including the previous Business Day per outstanding Invesco QQQ Shares. The Sponsor may choose within its discretion to make available, frequently throughout each Business Day, a number representing, on a per Invesco QQQ Share basis, the sum of the Income Net of Expense Amount effective through and including the previous Business Day plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit, see “The Portfolio—Adjustments to the Portfolio Deposit”). NASDAQ calculates the Nasdaq-100 Index® intra-day once per second on every business day in which NASDAQ is open for trading. If the Sponsor elects to make such information available, it would be calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. If the Sponsor elects to make such information available, the inability of the Sponsor or its designee to provide such information for any period of time will not in itself result in a halt in the trading of Invesco QQQ Shares on NASDAQ. If such information is made available, investors interested in creating Invesco QQQ Shares or purchasing Invesco QQQ Shares in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the Index, the Index Securities, and financial instruments based on the Index).

Upon receipt of one or more Portfolio Deposits following placement with the Distributor of an order to create Invesco QQQ Shares, the Trustee will register the ownership of the Invesco QQQ Shares in Creation Unit size aggregations in the name of the DTC or its nominee. In turn, the Invesco QQQ Shares position will be removed from the Trustee’s account at the DTC and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s). Each Invesco QQQ Share represents a fractional undivided interest in the Trust in an amount equal to one (1) divided by the total number of Invesco QQQ Shares outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of Invesco QQQ Shares, would own eighty percent (80%) or more of the outstanding Invesco QQQ Shares. The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances. In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase or the Cash Component includes cash in lieu of the delivery of one or more Index Securities, the Trustee will be instructed pursuant to the Trust Agreement to acquire such Index Securities in an expeditious manner. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all Invesco QQQ Shares.

Procedures for Creation of Creation Units

All orders to create Invesco QQQ Shares must be placed in multiples of 50,000 Invesco QQQ Shares (Creation Unit size). All orders to create Invesco QQQ Shares, whether through the Invesco QQQ Clearing Process or outside the Invesco QQQ Clearing Process, must be received by the Distributor by no later than the closing time of the regular trading session on The Nasdaq Stock Market LLC (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of Invesco QQQ Shares to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Invesco QQQ Participant Agreement, as described in this prospectus. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, the Distributor, a Participating Party, or a DTC Participant. Invesco QQQ Shares may also be created in advance of the receipt by the Trustee of all or a portion of the securities portion of the Portfolio Deposit relating to such Invesco QQQ Shares, but only through the Invesco QQQ Clearing Process. In such cases, the Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of NSCC consisting of cash ranging from at least 105% to 115% of the closing value, on the day the order is deemed received, of the portion of the Portfolio Deposit not expected to be available in the account of the Participating Party for delivery to the Trust on the second NSCC Business Day following placement of such order, as such amount is marked-to-the-market daily by the Trustee only for increases in such value. This cash collateral will be required to be posted with the Trustee by 11:00 a.m. Eastern time on the morning of the NSCC Business Day following the day such order is deemed received by the Distributor, or else the order to create Invesco QQQ Shares will be canceled. The Trustee will hold such collateral in an account separate and apart from the Trust. Under NSCC rules, by midnight of the day following the receipt by NSCC of such order, NSCC will normally guarantee to the Trustee the delivery of the securities portion of the Portfolio Deposit on the second NSCC Business Day following receipt of such order. Provided that the NSCC guarantee is established, the Trustee will issue the Invesco QQQ Shares (in Creation Unit size aggregations) so ordered on such second NSCC Business Day, relying on the NSCC guarantee to make good on the delivery of the Portfolio Deposit. In the event that the required securities are not delivered on such second NSCC Business Day, the Trustee will take steps to “buy-in” the missing portion of the Portfolio Deposit in accordance with NSCC rules. Alternatively, to the extent permitted by a Participant Agreement, the Trustee may purchase the missing Shares at any time and the Participating Party or DTC Participant agrees to accept liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trustee may determine in its sole discretion.

Information concerning the procedures for such cash collateralization is available from the Distributor.

All questions as to the number of shares of each of the Index Securities, the amount and identity of the payor of the Cash Component (i.e., the Trustee on behalf of the Trust or the Invesco QQQ Share creator), and the validity, form, eligibility (including time of receipt), and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the Invesco QQQ Shares ordered, would own 80% or more of the current outstanding Invesco QQQ Shares;

(b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see “Tax Status of the Trust”); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Invesco QQQ Shares. The Trustee and the Sponsor shall not incur any liability in connection with any notification of defects or irregularities in the delivery of Portfolio Deposits or any component thereof or in connection with the rejection of a creation order.

Placement of Creation Orders Using the Invesco QQQ Clearing Process

Portfolio Deposits created through the Invesco QQQ Clearing Process must be delivered through a Participating Party that has executed a participant agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the “Invesco QQQ Participant Agreement”). The Invesco QQQ Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered in a “regular way” manner through NSCC by the second (2nd) NSCC Business Day) and the Cash Component (if required) to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside the Invesco QQQ Clearing Process

Portfolio Deposits created outside the Invesco QQQ Clearing Process must be delivered through a DTC Participant that has executed an Invesco QQQ Participant Agreement with the Distributor and with the Trustee and has stated in its order that it is not using the Invesco QQQ Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. Eastern time of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire system, must receive the Cash Component no later than 1:00 p.m. Eastern time on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component (if required) in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Invesco QQQ Shares so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

The DTC acts as securities depository for Invesco QQQ Shares. Cede & Co., as nominee for the DTC, is registered as the record owner of all Invesco QQQ Shares on the books of the Trustee. Certificates will not be issued for Invesco QQQ Shares.

The DTC has advised the Sponsor and the Trustee as follows: the DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. The DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own The Depository Trust & Clearing Corporation, the parent company of the DTC and NSCC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Upon the settlement date of any creation, transfer, or redemption of Invesco QQQ Shares, the DTC will credit or debit, on its book-entry registration and transfer system, the number of Invesco QQQ Shares so created, transferred, or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the Invesco QQQ Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the Invesco QQQ Clearing Process. Beneficial ownership of Invesco QQQ Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Invesco QQQ Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Invesco QQQ Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Invesco QQQ Shares.

So long as Cede & Co., as nominee of the DTC, is the registered owner of Invesco QQQ Shares, references herein to the registered or record owners of Invesco QQQ Shares shall mean Cede & Co. and shall not mean the Beneficial Owners of Invesco QQQ Shares. Beneficial Owners of Invesco QQQ Shares will not be entitled to have Invesco QQQ Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form, and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the DTC, the DTC Participant, and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Invesco QQQ Shares under the Trust Agreement.

The Trustee recognizes the DTC or its nominee as the owner of all Invesco QQQ Shares for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (the “Depository Agreement”), the DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Invesco QQQ Share holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Invesco QQQ Shares, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trustee on behalf of the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Invesco QQQ Share distributions shall be made to the DTC or its nominee, Cede & Co. Upon receipt of any payment of distributions in respect of the Invesco QQQ Shares, the DTC or Cede & Co. is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Invesco QQQ Shares, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Invesco QQQ Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Invesco QQQ Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to Invesco QQQ Shares at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see “Administration of the Trust—Termination”).

REDEMPTION OF INVESCO QQQ SHARES

The Invesco QQQ Shares are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Summary—Highlights—Termination of the Invesco QQQ Trust.”

Procedure for Redemption of Invesco QQQ Shares

Requests for redemptions of Creation Units may be made on any Business Day through the Invesco QQQ Clearing Process to the Trustee at its trust office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217, or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the Invesco QQQ Clearing Process. Requests for redemptions shall not be made to the Distributor. In the case of redemptions made through the Invesco QQQ Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee, as applicable. In case of redemptions tendered directly to the Trustee outside the Invesco QQQ Clearing Process, a total fee will be charged equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (due in part to the increased expense associated with delivery outside the Invesco QQQ Clearing Process), and such amount will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee on behalf of the Trust, as applicable (see “Summary”). In all cases, the tender of Invesco QQQ Shares for redemption and distributions to the redeemer (or payments to the Trustee, as applicable) in respect of Invesco QQQ Shares redeemed will be effected through DTC and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the relevant DTC Participant, as the case may be (see “The Trust—Book-Entry-Only System”).

The Trustee will transfer to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of Invesco QQQ Shares delivered, generally identical in composition and weighting to the securities portion of a Portfolio Deposit as in effect (1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the Invesco QQQ Clearing Process or outside the Invesco QQQ Clearing Process or (2) on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see “Expenses of the Trust”)), plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions outside the Invesco QQQ Clearing Process, the Trustee on behalf of the Trust will transfer the Cash Redemption Amount (if required) and the securities to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. In cases in which the Cash Redemption Amount is payable by the redeemer to the Trustee, the redeeming Beneficial Owner (via the DTC and the relevant DTC Participant(s)) is required to make payment of such cash amount by the second (2nd) NSCC Business Day, for redemptions made through the Invesco QQQ Clearing Process, or the first (1st) Business Day, for redemptions outside the Invesco QQQ Clearing Process, following the date on which the request for redemption is deemed received. The Trustee will cancel all Invesco QQQ Shares delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Invesco QQQ Shares in Creation Unit size aggregations, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer.

In connection with the redemption of Invesco QQQ Shares, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Securities, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (see “Summary”).

The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio’s correlation to the composition and weighting of the Index.

The Trustee may sell Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines applicable to Misweightings (as defined below).

If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Amount to a redeemer of Invesco QQQ Shares, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of Invesco QQQ Shares; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of such advance, plus any amounts required by the Federal Reserve Board which are related to such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (1) for any period during which the New York Stock Exchange is closed; (2) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

To be eligible to place orders with the Trustee to redeem Invesco QQQ Shares in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to redemptions through the Invesco QQQ Clearing Process, or (2) a DTC Participant, with respect to redemptions outside the Invesco QQQ Clearing Process, and in either case must have executed an Invesco QQQ Participant Agreement with the Distributor and the Trustee.

All orders to redeem Invesco QQQ Shares must be placed in multiples of 50,000 shares (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Invesco QQQ Participant Agreement. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

Orders to redeem Creation Unit size aggregations of Invesco QQQ Shares shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed an Invesco QQQ Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of Invesco QQQ Shares may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed an Invesco QQQ Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed an Invesco QQQ Participant Agreement. Those placing orders to redeem Invesco QQQ Shares should afford sufficient time to permit (1) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (2) the receipt of the Invesco QQQ Shares to be redeemed and the Cash Redemption Amount, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the Invesco QQQ Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Invesco QQQ Clearing Process. Those persons placing orders outside the Invesco QQQ Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Invesco QQQ Shares and Cash Redemption Amount. These deadlines will vary by institution. The Participant notified of an order to redeem outside the Invesco QQQ Clearing Process will be required to transfer Invesco QQQ Shares through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system in a timely manner (see “Placement of Redemption Orders Outside the Invesco QQQ Clearing Process”). Information regarding the Cash Redemption Amount, number of outstanding Invesco QQQ Shares, and Transaction Fees may be obtained from the Trustee at the toll-free number: (888) 627-3837.

Placement of Redemption Orders Using the Invesco QQQ Clearing Process

A redemption order using the Invesco QQQ Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Invesco QQQ Participant Agreement are properly followed. A redemption order using the Invesco QQQ Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Invesco QQQ Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a “regular way” manner through NSCC) by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Amount, if any. If the Cash Redemption Amount is owed by the Beneficial Owner to the Trustee, such amount must be delivered by the second (2nd) NSCC Business Day following the date on which the redemption request is deemed received.

Placement of Redemption Orders Outside the Invesco QQQ Clearing Process

A DTC Participant who wishes to place an order for redemption of Invesco QQQ Shares to be effected outside the Invesco QQQ Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Invesco QQQ Clearing Process and that redemption of Invesco QQQ Shares will instead be effected through transfer of Invesco QQQ Shares directly through DTC. An order to redeem Invesco QQQ Shares outside the Invesco QQQ Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Invesco QQQ Shares specified in such order, which delivery must be made through DTC to the Trustee no later than the Closing Time of the regular trading session on NASDAQ on such Transmittal Date; and (iii) all other procedures set forth in the Invesco QQQ Participant Agreement are properly followed. The Cash Redemption Amount owed by the Beneficial Owner, if any, must be delivered no later than 1:00 p.m. Eastern time on the Business Day immediately following the Transmittal Date.

The Trustee will initiate procedures to transfer the requisite Securities and the Cash Redemption Amount to the redeeming Beneficial Owner (where such amount is payable from the Trustee to the Beneficial Owner) by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

THE PORTFOLIO

Because the objective of the Trust is to seek to track the investment results, before fees and expenses, of the Index, the Portfolio will, under most circumstances, consist of all of the Index Securities. It is anticipated that cash or cash items normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the Index and that derived from ownership of Invesco QQQ Shares.

Adjustments to the Portfolio

The Index is a modified market capitalization-weighted index of securities issued by 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or Nasdaq Global Market (see “The Index”). At any moment in time, the value of the Index equals the aggregate value of the then-current Index share weights of each of the component Index Securities multiplied by each such security’s respective official closing price on NASDAQ, divided by the Divisor, which results in the reported Index value. The Divisor serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes.(2)

(2)

For example, on December 31, 2023, the aggregate value of the then-current Index share weights of each of the Index Securities multiplied by their respective last sale price on NASDAQ was $19,666,766,041,268.50, the Divisor was 1,168,836,742.84 on December 31, 2023, the base value was 125, as adjusted, at the start of the Index, and the reported Index value was 16,825.93 on December 31, 2023.

Periodically (typically, several times per quarter), Nasdaq may determine that total shares outstanding have changed in one or more Index Securities due to secondary offerings, repurchases, conversions, or other corporate actions. Under such circumstances, in accordance with Nasdaq policies and procedures for making adjustments to the Index, the Index share weights would be adjusted by the same percentage amounts by which the total shares outstanding have changed in such Index Securities. Additionally, Nasdaq may replace one or more component securities in the Index due to mergers and acquisitions, bankruptcies, or other market conditions (i.e., corporate actions), or due to removal if an issuer fails to meet the criteria for continued inclusion in the Index or it chooses to list its securities on another marketplace. Over the past ten years, the following changes have been made:

Year	Changes Due to Corporate Actions		Changes Made at Year-End in Connection with Annual Evaluation Process(a)		Ratio of Market Capitalization of Securities Replaced to Total Market Capitalization
2014	4		9		0.60%
	Additions(b)	Deletions(b)	Additions(b)	Deletions(b)
2015	9	8	7	9	5.01%
2016	10	11	6	4	1.46%
2017	5	5	5	6	2.16%
2018	3	6	6	6	1.99%
2019	3	3	6	6	2.36%
2020	6	6	6	7	1.42%
2021	2	2	6	7	1.17%
2022	4	3	6	7	1.71%
2023	3	3	7	7	2.00%

(a)	See “The Index—Initial Eligibility Criteria” and “—Continued Eligibility Criteria.”
(b)	As a result of the index methodology allowing multiple share classes of component issuers.

The Index share weights, which are based upon the total shares outstanding in each of the Index Securities, are additionally subject, in certain cases, to a rebalancing (see “The Index—Rebalancing of the Index”). Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the Divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

Because the investment objective of the Trust is to seek to track the investment results, before fees and expenses, of the Index, composition and weighting changes, and associated Divisor changes to the Index, create the need for the Trustee to make corresponding adjustments to the Securities held in the Trust as described below.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a nondiscretionary basis adjusts the composition of the Portfolio from time to time to conform to changes in the composition and/or weighting of the Index Securities. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust’s Portfolio at least monthly; however, adjustments are made more frequently in the case of changes to the Index that are significant. Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within two (2) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of the Trust is to provide investment results which resemble the performance of the Index, it is not always efficient to replicate identically the share composition of the Index if the transaction costs incurred by the Trust in so adjusting the Portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the Index.

Accordingly, to further the investment objective of the Trust, minor misweightings are generally permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any Security varies in excess of one hundred fifty percent (150%) of a specified percentage (a “Misweighting Amount”), from the weighting of such Security in the Index (a “Misweighting”). The Misweighting Amounts vary depending on the NAV of the Trust and are set forth in the table below:

NAV of the Trust	Misweighting Amount
Less than $25,000,000	0.25%
$25,000,000 – $99,999,999	0.20%
$100,000,000 – $499,999,999	0.10%
$500,000,000 – $999,999,999	0.05%
$1,000,000,000 and over	0.02%

The Trustee examines each Security in the Portfolio on each Business Day, comparing the weighting of each such Security in the Portfolio to the weighting of the corresponding Index Security in the Index, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). In the event that there is a Misweighting in any Security in excess of one hundred fifty percent (150%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the Misweighting Amount, based on prices at the close of the market on the day on which such

Misweighting occurs. Also, on a monthly basis, the Trustee shall perform a Weighting Analysis for each Security in the Portfolio, and in any case in which there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within two (2) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically to Securities that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of the Portfolio.

The foregoing guidelines with respect to Misweightings shall also apply to any Index Security that (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that will involve such an Index Security, the Trustee shall determine whether the substitution of cash for such Index Security will cause a Misweighting in the Trust’s Portfolio with respect to such Index Security. If a Misweighting results, the Trustee shall purchase the required number of shares of such Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee would not hold cash in excess of the permitted amounts described below, the Trustee may hold such cash or, if such an excess would result, make the required adjustments to the Portfolio in accordance with the procedures described herein.

Under the terms of the Trust Agreement and Indenture, the Trustee may employ one or more agents at its own expense to perform the portfolio adjustments described in this prospectus. These agents may include, but are not required to include, the Sponsor. Pursuant to this authority, the Trustee has entered into an Agency Agreement with the Sponsor, dated November 16, 2012 (the “Agency Agreement”). In accordance with the terms of the Trust Agreement and under the terms of the Agency Agreement, the Sponsor will perform the following functions on behalf of the Trust and the Trustee: adjust the composition of the portfolio; calculate and adjust, if necessary, the weighting of each security in the portfolio; dispose of or exchange securities after it has been determined that such securities will be removed from the Index; and direct securities transactions to brokers or dealers, which may include affiliates of the Trustee, but will not include affiliates of the Sponsor. The Trustee will pay the Sponsor for these services from its own assets.

Pursuant to these guidelines, the Sponsor shall calculate the required adjustments and shall purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent (0.5%) of the aggregate value of the Securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent (0.5%) of the aggregate value of the Securities, the Trustee shall use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weighting in the Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

In addition to adjustments to the Portfolio from time to time to conform to changes in the composition or weighting of the Index Securities, the Sponsor is also ordinarily required to sell Securities to obtain sufficient cash proceeds for the payment of Trust fees and expenses at any time that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the NAV of the Trust. Whenever the 0.01% threshold is exceeded, the Sponsor will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting, unless the Trustee Sponsor, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Sponsor otherwise determines that such a sale is not warranted or advisable. At the time of the sale, the Sponsor shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

All Portfolio adjustments shall be made pursuant to the foregoing specifications and as set forth in the Trust Agreement and the Agency Agreement and shall be nondiscretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Sponsor is required to adjust the composition of the Portfolio at any time if it is necessary to ensure the continued qualification of the Trust as a regulated investment company. The adjustments provided herein are intended to conform the composition and weighting of the Portfolio, to the extent practicable, to the composition and weighting of the Index Securities. Such adjustments are based upon the Index as it is currently determined by Nasdaq. To the extent that the method of determining the Index is changed by Nasdaq in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the Trust Agreement, without the consent of the DTC or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the Index is maintained.

The Trustee relies on information made publicly available by Nasdaq as to the composition and weighting of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weighting of the Index Securities for the most recently effective

Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) two (2) consecutive Business Days have elapsed. If such current information is not available and two (2) consecutive Business Days have elapsed, the composition and weighting of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weighting of the Securities held in the Trust as of the date of notice of the Trust termination for the purpose and determination of all redemptions or other required uses of the securities portion of the Portfolio Deposit.

From time to time Nasdaq may make adjustments to the composition of the Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirers of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the security of the issuer will be removed from the Index. In selling the securities of such issuer after it has been determined that the security will be removed from the Index, the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth above. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in accordance with the criteria set forth above.

Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be attained but nevertheless will continue to be the objective of the Trust in connection with all acquisitions and dispositions of Securities.

The Trust is a unit investment trust registered under the 1940 Act and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial, and market analyses. The Portfolio held by the Trust, however, is not actively managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create a portfolio that is designed to replicate the Index to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to manage the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the Index. Additionally, as an index fund, the Trust does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated earlier under certain circumstances. In addition, Beneficial Owners of Invesco QQQ Shares in Creation Unit size aggregations have the right to redeem in kind.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. Generally, as of the 4:00 p.m. Eastern time market close on each Adjustment Day, the Trustee calculates the NAV of the Trust (see “Valuation”). The NAV is divided by the number of all outstanding Invesco QQQ Shares multiplied by 50,000 shares in one Creation Unit aggregation resulting in an NAV. The Trustee then calculates the number of shares (without rounding) of each of the component securities of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Income Net of Expense Amount effective for requests to create or redeem on Adjustment Day, equals the NAV and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirror proportionately the identity and weighting of the securities in the Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and number of shares of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities ordinarily to be delivered by the Trustee in the event of a request for redemption of Invesco QQQ Shares in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see “Redemption of Invesco QQQ Shares”). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend, or reverse split with respect to any Index Security, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend, or reverse split by applying the stock split, stock dividend, or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share, with a fraction of 0.50 being rounded up.

On the Request Day and on each day that a request for the creation or redemption of Invesco QQQ Shares is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Income Net of Expense Amount effective for requests to create or redeem on Request Day (such market value and Income Net of Expense Amount are collectively referred to herein as the “Portfolio Deposit Amount”). The Trustee then calculates the NAV, based on the close of the market on Request Day. The difference between the NAV so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Divisor to be adjusted after the close of the market on such Business Day(1), and (b) no stock split, stock dividend, or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the securities portion of the Portfolio Deposit and use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to Request Day.

(1)

Such increase is subject to the 10 Basis Point Limit discussed above under “Highlights—Average Annual Total Returns.” Redemption of Invesco QQQ Shares or of the additional amounts charged in connection with the creation or redemption of Invesco QQQ Shares outside the Invesco QQQ Clearing Process is beyond that which is discussed herein under the caption “Highlights—Average Annual Total Returns.”

The Income Net of Expense Amount and the Balancing Amount in effect at the close of business on Request Day are collectively referred to as the Cash Component (with respect to creations of Invesco QQQ Shares) or the Cash Redemption Amount (with respect to redemptions of Invesco QQQ Shares). If the resulting Cash Component has a positive value, then the creator of Invesco QQQ Shares will be obligated to pay such cash to the Trustee in connection with orders to create Invesco QQQ Shares; if the resulting Cash Component has a negative value, then such cash shall be paid by the Trustee on behalf of the Trust to the creator of Invesco QQQ Shares. Similarly, if the resulting Cash Redemption Amount has a positive value, then such cash shall be transferred to a redeemer by the Trustee on behalf of the Trust in connection with orders to redeem Invesco QQQ Shares; if the resulting Cash Redemption Amount has a negative value, then such cash shall be paid by the redeemer of Invesco QQQ Shares to the Trustee on behalf of the Trust.

In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of Invesco QQQ Shares in Creation Unit size aggregations and upon the redemption of Invesco QQQ Shares in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of the Trust and will affect the value of all Invesco QQQ Shares.

In connection with the creation or redemption of Invesco QQQ Shares, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee, in its discretion, shall have the right to include the cash equivalent value of such Index Securities in the Portfolio Deposit in the calculation of the Cash Component (or the Cash Redemption Amount, as the case may be) in lieu of the inclusion of such Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment shall be used by the Trustee in accordance with the guidelines regarding allowable Misweightings and permitted amounts of cash which may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case, such investor shall pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit.

The Trustee, in its discretion, upon the request of the redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio of the Trust in correlation to the modified market capitalization-weighted composition of the Index, for instance, in connection with a replacement of one of the Index Securities (e.g., due to a merger, acquisition, or bankruptcy).

THE INDEX

The Sponsor selected the Nasdaq-100 Index® as the basis for the selection of the Securities to be held by the Trust because, in the opinion of the Sponsor, the Index constitutes a broadly diversified segment of the largest companies listed on NASDAQ. Additionally, the Index has achieved wide acceptance by both investors and market professionals. Specifically, the Index is composed of securities issued by 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or Nasdaq Global Market by market capitalization. In administering the Index, Nasdaq will exercise reasonable discretion as it deems appropriate.

The Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of Nasdaq in connection with the Trust (see “License Agreement”). Nasdaq is not responsible for and shall not participate in the creation or sale of Invesco QQQ Shares or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. In addition, Nasdaq determines, comprises and calculates the Index without regard to the Trust.

The Index was first published in January 1985 and includes companies across a variety of major industry groups. The Index does not contain financial companies, including registered investment companies. As of December 31, 2023, the major industry groups covered in the Index (listed according to their respective capitalization in the Index) were as follows: Technology (57.9%), Consumer Discretionary (19.1%), Health Care (6.7%), Telecommunications (5.0%), Industrials (4.8%), Consumer Staples (4.3%), Utilities (1.2%), Energy (0.5%), Real Estate (0.3%), and Basic Materials (0.3%). These industry groups are based on the Industry Classification Benchmark (ICB) maintained by FTSE International Limited (FTSE). The identity and capitalization weightings of the five largest companies represented in the Index as of December 31, 2023 were as follows: Apple Inc. (9.22%), Microsoft Corporation (8.61%), Alphabet Inc. (5.03%), Amazon.com, Inc. (4.83%), and Broadcom Inc. (4.15%). Current information regarding the market value of the Index is available from Nasdaq as well as numerous market information services.

The following table shows the actual performance of the Index for the years 1985 through 2023. Stock prices fluctuated widely during this period. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the Index in the future, nor should the results be considered as a representation of the performance of the Trust.

Year	Calendar Year- End Index Value* (January 31, 1985 = 125.00)	Point Change in Index for Calendar Year*	Year % Change in Index*	Calendar Year- End Dividend Yield**
1985***	132.29	7.29	5.83%	N/A
1986	141.41	9.12	6.89%	0.33%
1987	156.25	14.84	10.49%	0.41%
1988	177.41	21.16	13.54%	0.47%
1989	223.84	46.43	26.17%	0.91%
1990	200.53	–23.31	–10.41%	1.07%
1991	330.86	130.33	64.99%	0.53%
1992	360.19	29.33	8.86%	0.55%
1993	398.28	38.09	10.57%	0.52%
1994	404.27	5.99	1.50%	0.46%
1995	576.23	171.96	42.54%	0.26%
1996	821.36	245.13	42.54%	0.11%
1997	990.80	169.44	20.63%	0.13%
1998	1836.01	845.21	85.31%	0.07%
1999	3707.83	1871.81	101.95%	0.03%
2000	2341.70	–1366.13	–36.84%	0.06%
2001	1577.05	–764.65	–32.65%	0.06%

Year	Calendar Year- End Index Value* (January 31, 1985 = 125.00)	Point Change in Index for Calendar Year*	Year % Change in Index*	Calendar Year- End Dividend Yield**
2002	984.36	–592.69	–37.58%	0.12%
2003	1467.92	483.56	49.12%	0.21%
2004	1621.12	153.20	10.44%	1.13%
2005	1645.20	24.08	1.49%	0.52%
2006	1756.90	111.70	6.79%	0.51%
2007	2084.93	328.03	18.67%	0.44%
2008	1211.65	–873.28	–41.89%	0.93%
2009	1860.31	648.66	53.54%	0.65%
2010	2217.86	357.55	19.22%	0.81%
2011	2277.83	59.97	2.70%	1.04%
2012	2660.93	383.10	16.82%	1.48%
2013	3592.00	931.07	34.99%	1.25%
2014	4236.28	644.28	17.94%	1.99%
2015	4593.27	356.99	8.43%	1.17%
2016	4863.62	270.35	5.89%	1.25%
2017	6396.42	1532.80	31.52%	1.04%
2018	6329.96	-66.46	-1.04%	1.20%
2019	8733.07	2403.11	37.96%	0.97%
2020	12888.28	4155.21	47.58%	0.93%
2021	16320.08	3431.80	26.63%	0.63%
2022	10939.76	-5380.32	-32.97%	1.05%
2023	16825.93	5886.17	53.81%	0.87%

*	Source: Nasdaq. Year-end Index values shown do not reflect reinvestment of dividends.

**

Source: Nasdaq. Dividend yields are obtained by taking the list of component securities in the Index at year-end and dividing their aggregate cash dividend value for the year aggregate Index Market value at the year-end. The dividend value includes special cash dividends paid during the year. The dividend yields from 1985 through 1997 are based on the market value of the securities (using shares outstanding), while the yields from 1998 through current use the modified market value of the securities.

***	Data for 1985 are for the eleven-month period from January 31, 1985 through December 31, 1985.

Initial Eligibility Criteria*

To be eligible for initial inclusion in the Index, an Index Security(15) must meet the following criteria:

●	the issuer of the security’s primary U.S. listing must be exclusively listed on the Nasdaq Global Select Market or the Nasdaq Global Market;

●	a security must be classified as a non-financial company;(16)

●	a security may not be issued by an issuer currently in bankruptcy proceedings;

●	a security must have a minimum average daily trading volume of 200,000 shares (measured over the three calendar months ending with the month that includes the reconstitution reference date);

●

if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a registered options market in the United States or be eligible for listed-options trading on a registered options market in the U.S.;

●

the issuer of the security generally may not have entered into a definitive agreement or other arrangement that would make it ineligible for inclusion in the Index and where the transaction is imminent as determined by Nasdaq;

●	if an issuer has listed multiple security classes, all security classes are eligible, subject to meeting all other eligible criteria; and

●

the security must have “seasoned” on NASDAQ, NYSE, NYSE American or Cboe BZX Exchange, Inc. Generally, a company is considered to be seasoned if it has been listed on a market for at least three full calendar months (excluding the first month of initial listing), and is determined as of the constituent selection reference date, including that month. A security that was added to the Index as the result of a spin-off event will be exempt from the seasoning requirement.

*

For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the “issuer” are references to the issuer of the underlying security.

(15)

An Index Security is defined as a security meeting all eligibility requirements for the Index. Security types generally eligible for inclusion in the Index are common stocks, ordinary shares, and tracking stocks, as well as ADRs that represent securities of non-U.S. issuers. Companies organized as Real Estate Investment Trusts (“REITs”) are not eligible for inclusion in the Index.

(16)	Non-Financial companies are those companies that are classified in any Industry other than Financials according to ICB, a product of FTSE International Limited that is used under license.

Continued Eligibility Criteria*

To be eligible for continued inclusion in the Index, an Index Security(1) must meet the following criteria:

●	the issuer of the security’s primary U.S. listing must be exclusively listed on the Nasdaq Global Select Market or the Nasdaq Global Market;

●	the security must be classified as a non-financial company;(2)

●	the security may not be issued by an issuer currently in bankruptcy proceedings;

●	the security must have a minimum average daily trading volume of 200,000 shares (measured over the three calendar months ending with the month that includes the reconstitution reference date);

●

if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a registered options market in the United States or be eligible for listed-options trading on a registered options market in the United States; and

●

the issuer must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it is removed from the Index as soon as practicable.

●

if a security was added to the Index as the result of a spin-off event, it must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at the end of its second day of regular way trading as an Index member.

These Index eligibility criteria may be revised from time to time by Nasdaq without regard to the Trust.

Ranking Review

Except under extraordinary circumstances that may result in an interim evaluation, Index composition is reviewed on an annual basis as follows. Issuer securities which meet the applicable eligibility criteria are ranked by market capitalization. The top 75 ranked issuers will be selected for inclusion in the Index. Index-eligible securities which are already in the Index and whose issuer is ranked in the top 100 eligible companies (based on market capitalization) are retained in the Index. In the event that fewer than 100 issuers pass the first two criteria, the remaining positions will first be filled, in rank order, by issuers currently in the Index ranked in positions 101-125 that were ranked in the top 100 at the previous reconstitution or replacement or spin-off issuers added since the previous reconstitution. In the event that fewer than 100 issuers pass the first three criteria, the remaining positions will be filled, in rank order, by any issuers ranked in the top 100 that were not already members of the Index as of the reference date. The data used in the ranking includes end of October market data and is updated for total shares outstanding submitted in a publicly filed SEC document via EDGAR through the end of November.(17) Reconstitutions are made effective after the close of trading on the third Friday in December. Securities may be added to or removed from the Index outside of a scheduled reconstitution in certain situations, including, for example, if Nasdaq determines that a security is ineligible for inclusion in the Index. Furthermore, certain corporate actions and events of issuers in the Index may require maintenance and adjustments to the Index. Moreover, if at any time during the year other than the Ranking Review, an Index Issuer no longer meets the Continued Eligibility Criteria, or is otherwise determined to have become ineligible for continued inclusion in the Index, it is replaced with the largest market capitalization issuer not currently in the Index and meeting the Initial Eligibility criteria listed above. Issuers that are added as a result of a spin-off are not replaced until after they have been included in a reconstitution.

(17)	If a security is a depositary receipt, the total shares outstanding is the actual depositary shares outstanding as reported by the depositary banks.

In addition to the Ranking Review, the securities in the Index are monitored every day by Nasdaq with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. Nasdaq has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change will be made as soon as practicable. Otherwise, if the change in total shares outstanding is less than 10%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In any case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities.

Calculation of the Index

The Index is a modified market capitalization-weighted index of securities issued by 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or Nasdaq Global Market. The value of the Index equals the aggregate value of the Index share weights of each of the component Index Securities multiplied by each such security’s respective official closing price on NASDAQ, divided by the Divisor. The Divisor serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the Divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. Accordingly, each Index Security’s influence on the value of the Index is directly proportional to the value of its weight in the Index. The Index share weights noted above, which are based upon the total shares outstanding in each of the Index Securities, are additionally subject, in certain cases, to a rebalancing (see “The Index—Rebalancing of the Index”). The percentage of the Trust’s assets invested in each of the Index Securities is intended to approximate the percentage each Index Security represents in the Index.

Rebalancing of the Index

The Index is calculated using a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to: (1) retain in general the economic attributes of capitalization weighting; (2) promote portfolio weight diversification (thereby limiting domination of the Index by a few large stocks); (3) reduce Index performance distortion by preserving the capitalization ranking of companies; and (4) reduce market impact on the smallest Index Securities from necessary weight rebalancings.

On a quarterly basis coinciding with the quarterly scheduled Index Share adjustment procedures in March, June and September, the Index will be rebalanced using a two-stage weight adjustment scheme if it is determined that: (1) the current weight of any issuer (measured as the aggregated weights of the issuer’s respective Index Securities) is greater than 24.0% or (2) the aggregate weight of those issuers whose individual current weights are in excess of 4.5%, when added together, exceeds 48.0% of the Index.

If either one or both weight distribution requirements are met upon quarterly review or it is determined that a special rebalancing is required, a weight rebalancing will be performed.

First, relating to weight distribution requirement (1) above, if the current weight of any issuer exceeds 24.0%, then the weights are adjusted such that no issuer weight exceeds 20% of the Index.

Second, relating to weight distribution requirement (2) above, for those issuers whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their aggregate weight exceeds 48.0%, then the weights of all issuers with weights greater than 4.5% are adjusted such that the aggregate weight of such issuer is set to 40.0%.

On an annual basis coinciding with the annual evaluation in December, the Index will be rebalanced using a two-stage weight adjustment scheme if it is determined that: (1) the current weight of an Index Security is greater than 15.0% or (2) the aggregate weight of the five largest Index Securities by market capitalization, when added together, exceeds 40.0% of the Index. In addition, a special rebalancing of the Index may be conducted at any time if it is determined necessary to maintain the integrity of the Index.

If either one or both weight distribution requirements are met upon the annual evaluation or it is determined that a special rebalancing is required, a weight rebalancing will be performed.

First, relating to weight distribution requirement (1) above, if the current weight of an Index Security exceeds 15.0%, then the weights are adjusted such that no Index Security exceeds 14.0% of the Index.

Second, relating to weight distribution requirement (2) above, if the aggregate weight of the five largest Index Securities by market capitalization, when added together, exceeds 40.0% of the Index at the time of the annual evaluation, the weights are adjusted such that the aggregate weight of the five largest Index Securities will be set to 38.5%. Thereafter, all other securities are capped at 4.4%; no Index Security with a market capitalization outside of the five largest Index Securities may have a final index weight exceeding the lesser of 4.4% or the final weight of the fifth largest Index Security by market capitalization.

In the event of a special rebalance, either coinciding with the quarterly review or annual evaluation (or at any other point in time where necessary), prior month-end shares outstanding and prices for each security in the index are utilized to calculate the weights that require capping and the associated index shares. If a special rebalance were to occur in accordance with the quarterly scheduled index adjustment or annual evaluation, the Index weights will be determined anew based upon the last sale prices and aggregate capitalization of the Index at the close of trading on the last day in February, May, August and November. Changes to the Index weights will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the divisor is made to ensure continuity of the Index.

Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current Index weights. However, Nasdaq may from time to time determine rebalanced weights, if necessary, by applying the above procedure to the actual current market capitalization of the Index components. In such instances, Nasdaq would announce the different basis for rebalancing prior to its implementation.

LICENSE AGREEMENT

Under the terms of a license agreement with Nasdaq (the “License Agreement”), the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain trade names, trademarks, and service marks of Nasdaq in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of Invesco QQQ Shares and the License Agreement has no express termination date.

Under the terms of the License Agreement, the Sponsor pays to Nasdaq an annual licensing fee for use of the Index and certain trademarks and service marks which is paid quarterly and is based upon the NAV of the Trust, but shall not exceed 0.09% of the Trust’s net assets. The license fee may be lower based on the Trust’s

NAV. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see “Expenses of the Trust”).

None of the Trust, the Trustee, the Distributor, the DTC, or any Beneficial Owner of Invesco QQQ Shares is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks “Nasdaq-100 Index®,” “Nasdaq-100®,” “Nasdaq®,” “The Nasdaq Stock Market®,” “Invesco QQQ ShareSM,” “QQQ®,” “Invesco QQQ SharesSM,” or “Invesco QQQ TrustSM” or to use the Index except as specifically described therein or as may be specified in the Trust Agreement.

The Index is determined, composed, and calculated by Nasdaq without regard to the Sponsor, the Trust, or the Beneficial Owners of Invesco QQQ Shares. Nasdaq has complete control and sole discretion in determining, comprising, or calculating the Index or in modifying in any way its method for determining, comprising, or calculating the Index in the future.

Invesco QQQ Shares are not sponsored, endorsed, sold or promoted by Nasdaq and its affiliates. Nasdaq and its affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Invesco QQQ Shares. Nasdaq and its affiliates make no representation or warranty, express or implied to the Beneficial Owners of the Invesco QQQ Shares or any member of the public regarding the advisability of investing in securities generally or in the Invesco QQQ Shares particularly, or the ability of the Index to track general stock market performance. Nasdaq’s and its affiliates’ only relationship to the Sponsor is in the licensing of the trademarks and service marks “Nasdaq-100 Index®,” “Nasdaq-100®,” “Nasdaq®,” “The Nasdaq Stock Market®,” “Invesco QQQ ShareSM,” “QQQ®,” “Invesco QQQ SharesSM,” or “Invesco QQQ TrustSM” and the use of the Index which is determined, composed and calculated by Nasdaq without regard to the Sponsor or the Invesco QQQ Shares. Nasdaq and its affiliates have no obligation to take the needs of the Sponsor or the Beneficial Owners of the Invesco QQQ Shares into consideration in determining, composing or calculating the Index. Nasdaq and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Invesco QQQ Shares to be issued or in the determination or calculation of the equation by which the Invesco QQQ Shares are to be converted into cash. Nasdaq and its affiliates have no liability in connection with the administration, marketing or trading of the Invesco QQQ Shares.

Nasdaq and its affiliates do not guarantee the accuracy and/or the completeness of the Index or any data used to calculate the Index or determine the Index components. Nasdaq and its affiliates do not guarantee the uninterrupted or undelayed calculation or dissemination of the Index. Nasdaq and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Nasdaq and its affiliates do not guarantee that the Index accurately reflects past, present, or future market performance. Nasdaq and its affiliates make no warranty, express or implied, as to results to be obtained by the Sponsor, the Trust, Beneficial Owners of Invesco QQQ Shares, or any other person or entity from the use of the Index or any data included therein. Nasdaq and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use, with respect to the Index or any data included therein. Nasdaq and its affiliates make no representation or warranty, express or implied, and bear no liability with respect to Invesco QQQ Shares. Without limiting any of the foregoing, in no event shall Nasdaq or its affiliates have any liability for any lost profits or indirect, punitive, special, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Sponsor does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Sponsor shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Sponsor makes no warranty, express or implied, as to results to be obtained by the Trust, owners of the Invesco QQQ Shares or any other person or entity from the use of the Index or any data included therein. The Sponsor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Sponsor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

MARKETPLACE LISTING

Invesco QQQ Shares are listed for trading on the Nasdaq Global Market tier of NASDAQ. Transactions involving Invesco QQQ Shares in the public trading market are subject to customary brokerage charges and commissions.

The prior sponsor’s aim in designing Invesco QQQ Shares was to provide investors with a security whose initial market value would approximate one-fortieth (1/40th) the value of the Index. The market price of an Invesco QQQ Share may be affected by supply and demand for the underlying securities, market volatility, sentiment, and other factors. Note also, that due to these factors as well as other factors, including required distributions for tax purposes (see “Tax Status of the Trust”) or the sale of Securities to meet Trust expenses in excess of the dividends received on the Securities (see “Expenses of the Trust”), the one-fortieth (1/40th) relationship between the initial value of an Invesco QQQ Share and the value of the Index is not expected to persist indefinitely.

There can be no assurance that Invesco QQQ Shares will always be listed on NASDAQ. Nasdaq will consider the suspension of trading in or removal from listing of Invesco QQQ Shares: (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Invesco QQQ Shares; (b) if the Index is no longer calculated or available; or (c) if such other event shall occur or condition exists which, in the opinion of Nasdaq, makes further dealings on Nasdaq inadvisable.

The Trust will be terminated in the event that Invesco QQQ Shares are delisted from NASDAQ and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association (see “Administration of the Trust—Termination”).

TAX STATUS OF THE TRUST

For the fiscal year ended September 30, 2023, the Trust qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify for treatment as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources; (b) meet certain diversification tests; and (c) distribute in each taxable year at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income, if any. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to Beneficial Owners in a timely manner at least ninety-eight percent (98%) of its ordinary taxable income for the calendar year and ninety-eight point two percent (98.2%) of its capital gain net income for the one-year period ending on October 31.

Tax Consequences to Beneficial Owners

Any net dividends paid by the Trust from its investment company taxable income (which includes dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. Non-corporate holders, however, will be eligible for a special maximum tax rate for qualified dividend income (0%, 15% or 20% depending on a taxpayer’s taxable income) to the extent the Trust’s dividends are designated by the Trust as attributable to qualified dividend income received by the Trust (generally, dividends received by the Trust from domestic corporations and certain foreign corporations). A net dividend, if any, paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the net dividend was declared in the preceding October, November, or December to Beneficial Owners of record shown on the records of the DTC and the DTC Participants (see “The Trust—Book-Entry-Only System”) on a date in one of those months.

Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses (“net capital gain”) are taxable as long-term capital gain, regardless of the length of time an investor has owned Invesco QQQ Shares. For non-corporate holders, long-term capital gains are taxed at the specified maximum tax rate mentioned above. Any loss on the sale or exchange of an Invesco QQQ Share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, net dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the quarterly net dividends paid by the Trust, if any, will not be based on the Trust’s investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities net of accrued expenses and liabilities of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes, or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

Distributions in excess of the Trust’s current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner’s tax basis in Invesco QQQ Shares (but not below zero); any excess will be treated as gain from the sale of shares. Return of capital distributions may result, for example, if a portion of the net dividends, if any, declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of any quarterly net dividends of the Trust could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding Invesco QQQ Shares fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annual notification from the Trustee through the DTC Participants as to the tax status of the Trust’s distributions (see “The Trust—Book-Entry-Only System”). A distribution, if any, paid shortly after a purchase or creation of Invesco QQQ Shares may be taxable even though in effect it may represent a return of capital.

Certain non-corporate taxpayers may be subject to an additional 3.8% net investment income tax on their dividend income, net capital gains and certain other amounts. Affected investors should consult with their own tax advisors about the possible impact of this tax.

The sale of Invesco QQQ Shares by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

Dividends received by the Trust may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce such taxes. Because the Trust does not expect that more than 50% of the total assets of the Trust will consist of stocks and securities of foreign corporations, the Trust will not be able to “pass through” certain foreign income taxes (including withholding taxes) paid by the Trust, which a Beneficial Owner might have been entitled to claim either as a tax deduction in calculating the Beneficial Owner’s taxable income, or, a credit in calculating federal income tax.

Adverse federal income tax consequences, including potentially a tax liability imposed on the Trust, could arise if the Trust holds stock in a company that is classified as a “passive foreign investment company” (a “PFIC”) under the Code. In order to avoid such a tax, the Trust may elect to mark-to-market its PFIC holdings each year. Any net appreciation would then be treated as ordinary income. Alternatively, under certain conditions, the Trust may be able to elect to include in income currently its share of the PFIC’s ordinary earnings and long-term capital gains, whether or not such income was actually distributed by the PFIC. Because it is not always possible to identify an issuer as a PFIC in a timely manner, the Trust may incur the PFIC tax in some instances; the PFIC tax can be quite punitive in its operation.

Under the Code, an in-kind redemption of Invesco QQQ Shares will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming Beneficial Owner. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the Invesco QQQ Shares redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The U.S. Internal Revenue Service (“IRS”) may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner’s economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of Invesco QQQ Shares in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of Invesco QQQ Shares.

Net dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes. Beneficial Owners are urged to consult their tax advisors regarding the applicability of such taxes to their particular situations.

Deposit of a Portfolio Deposit with the Trustee in exchange for Invesco QQQ Shares in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor’s tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the Invesco QQQ Shares received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor’s economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the Invesco QQQ Shares ordered, would own eighty percent (80%) or more of the outstanding Invesco QQQ Shares, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding Invesco QQQ Share ownership pursuant to the Invesco QQQ Participant Agreement and from the DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

Distributions of ordinary income paid to Beneficial Owners who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Beneficial Owners who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of the Invesco QQQ Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual Beneficial Owner, the Beneficial Owner is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Invesco QQQ Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Dividends paid by the Trust to Beneficial Owners who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Trust as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the Beneficial Owner.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), and IRS guidance, the Trust will be required to withhold 30% of income dividends it pays after December 31, 2018, to certain non-U.S. Beneficial Owners that fail to meet certain information reporting or certification requirements. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the gross proceeds of share redemptions; however, based on proposed regulations issued by the IRS on which the Trust may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Those non-U.S. Beneficial Owners include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, (a) an FFI must enter into an information-sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the Beneficial Owner’s direct and indirect U.S. owners and (b) an NFFE must provide to the withholding agent a certification and, in certain circumstances, requisite information regarding its substantial U.S. owners, if any. Those non-U.S. Beneficial Owners also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance. A non-U.S. Beneficial Owner resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the Beneficial Owner and the applicable foreign government comply with the terms of the agreement. A non-U.S. Beneficial Owner that invests in the Trust will need to provide the Trust with documentation properly certifying the Beneficial Owner’s status under FATCA to avoid FATCA withholding. Beneficial Owners are encouraged to consult with their own tax advisors concerning the possible implications of these requirements, particularly if such Beneficial Owners have direct or indirect U.S. owners.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain real estate investment trusts and certain real estate investment trust capital gain dividends) will generally be subject to United States withholding tax and may give rise to an obligation on the part of the Beneficial Owner to file a United States tax return. Nonresident Beneficial Owners of Invesco QQQ Shares are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Backup withholding at a current rate of 24% will apply to dividends, capital gain distributions, redemptions and sales of Invesco QQQ Shares unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund from the IRS, provided that the required information is furnished to the IRS.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local, and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA CONSIDERATIONS

In considering the advisability of an investment in Invesco QQQ Shares, fiduciaries of pension, profit sharing, or other tax-qualified retirement plans and funded welfare plans (collectively, “Plans”) that are subject to the fiduciary responsibility requirements of Part 4 of Title I of the U.S. Employee Retirement Income Security Act

of 1974, as amended (“ERISA”), should consider, among other things, whether the acquisition and holding of Invesco QQQ Shares is permitted by the documents and instruments governing the Plan and whether such acquisition and holding satisfy the rules, regulations, requirements, and prohibitions under ERISA, including, for example, the exclusive benefit, prudence, and diversification requirements. Fiduciaries of Plans should also independently confirm that the acquisition and holding of Invesco QQQ Shares will not result in a non-exempt prohibited transaction under ERISA and the Code. Fiduciaries of individual retirement accounts and other plans subject to Section 4975 of the Code (“IRAs”) should consider the documents and instruments governing that account or plan prior to acquiring Invesco QQQ Shares and independently confirm that the acquisition and holding of Invesco QQQ Shares will not violate the account’s or plan’s governing instruments or result in a non-exempt prohibited transaction under Section 4975 of the Code. Fiduciaries of all plans and accounts should consider the foregoing, notwithstanding that the Trust is an investment company registered under the 1940 Act and thus will not itself be deemed to hold “plan assets” for purposes of ERISA and Section 4975 of the Code, as discussed below.

As described in the preceding paragraph, Part 4 of Title I of ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions (each a “prohibited transaction”) involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). Purchasers of Invesco QQQ Shares should confirm that the acquisition and holding of QQQ Shares do not result in a non-exempt prohibited transaction. Unlike some other investment vehicles offered to Plans and IRAs, the Trust’s assets should not be treated as “plan assets” for purposes of ERISA and Section 4975 of the Code because the Trust is registered as an investment company under the 1940 Act. Consequently, neither ERISA’s fiduciary duties and prohibited transaction rules, nor the prohibited transaction rules set forth in Section 4975 of the Code, will apply to the investment management of the Trust, even though Invesco QQQ Shares may be held by one or more Plans, IRAs or other benefit plan investors.

Fiduciaries of governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA that have not made the election under Section 410(d) of the Code) and foreign plans (as described in Section 4(b)(4) of ERISA), should consider whether the acquisition and holding of Invesco QQQ Shares are permitted by the documents and instruments governing such plan and should independently confirm that the acquisition and holding of QQQ Shares will not violate such governing documents or instruments or otherwise violate applicable law (including, without limitation, any rules or restrictions that are similar to Sections 404 and/or 406 of ERISA).

CONTINUOUS OFFERING OF INVESCO QQQ SHARES

Invesco QQQ Shares in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see “The Trust—Procedures for Creation of Creation Units”).

Persons making Portfolio Deposits and creating Creation Unit size aggregations of Invesco QQQ Shares will receive no fees, commissions, or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Invesco QQQ Shares. Notwithstanding the above, the Sponsor reserves the right, in its sole discretion, to periodically reimburse in whole or in part the Transaction Fees paid by eligible entities in connection with the creation or redemption of certain lot-sizes of Invesco QQQ Shares.

Because new Invesco QQQ Shares can be created and issued on an ongoing basis, at any point during the life of the Trust a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Invesco QQQ Shares, and sells the Invesco QQQ Shares directly to its customers, or if it chooses to couple the creation of a supply of new Invesco QQQ Shares with an active selling effort involving solicitation of secondary market demand for Invesco QQQ Shares. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Invesco QQQ Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act.

The Sponsor intends to market Invesco QQQ Shares through broker-dealers who are members of FINRA. Investors intending to create or redeem Creation Unit size aggregations of Invesco QQQ Shares in transactions not involving a broker-dealer registered in such investor’s state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Until the Sponsor determines otherwise, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.20% per annum of the daily NAV of the Trust. If the ordinary operating expenses of the Trust exceed such 0.20% level, the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for such excess ordinary operating expenses. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.20% per annum level on any given day. Ordinary operating expenses of the Trust do not include taxes, brokerage commissions, and such extraordinary nonrecurring expenses as may arise, including without limitation the cost of any litigation to which the Trust or Trustee may be a party. The Sponsor may discontinue its undertaking to limit ordinary operating expenses of the Trust or renew this undertaking for an additional period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level lower than what would reflect ordinary operating expenses of the Trust, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.20% per annum.

Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee as discussed more fully below; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees, and charges payable by the Trustee with respect to Invesco QQQ Shares (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Invesco QQQ Shares (whether in Creation Unit size aggregations or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by them in the administration of the Trust without gross negligence, bad faith, willful misconduct, or willful malfeasance on their part or reckless disregard of their obligations and duties; (h) expenses incurred in contacting Beneficial Owners of Invesco QQQ Shares during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

The Trustee has delegated its trading authority to the Sponsor pursuant to the terms of the Trust Agreement and the Agency Agreement. Under this delegation, the Sponsor or its affiliates are responsible for, among other things, directing securities transactions to brokers or dealers for execution on behalf of the Trust. Under the terms of the Agency Agreement and the Trust Agreement, the Sponsor or its agents are required to direct the Trust’s securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Sponsor expects to receive the best execution of orders. The Sponsor has reviewed the execution services provided under the Agency Agreement and determined that they are consistent with the requirements of that agreement and the Trust Agreement.

The Trustee, from its own assets, pays the Sponsor for its services under the Agency Agreement. The amount paid to the Sponsor will not exceed the cost to the Sponsor of providing such services. However, to the extent any fees, expenses and disbursements that are incurred in connection with the services performed by the Sponsor, its affiliates or its agents would constitute fees, expenses or disbursements of the Trust if incurred by the Trustee, such fees, expenses and disbursements will be paid by the Trust pursuant to the terms of the Trust Agreement and in accordance with applicable law.

In addition to the specific expenses discussed in the previous paragraph, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Nasdaq in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of Invesco QQQ Shares, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Invesco QQQ Shares and the Trust (including, but not limited to, associated legal, audit, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

If income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust fees and expenses, the Trustee will sell Securities in an amount sufficient to pay the excess of accrued fees and expenses over the dividends and other Trust accrued income. Specifically, the Trustee will ordinarily be required to sell Securities whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the NAV of the Trust. Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting (see “The Portfolio—Adjustments to the Portfolio”), unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

The Trustee may also make advances to the Trust to cover expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then-current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances, as well as rights of the Trustee to the payment of its fee, reimbursement of expenses and other claims, will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust (see “Valuation”).

For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 4/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust. Such compensation is computed on each Business Day on the basis of the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. The Trustee, in its discretion, may waive all or a portion of such fee. Notwithstanding the fee schedule set forth in the table below, the Trustee shall be paid a minimum annual fee of $180,000 per annum. To the extent that the amount of the Trustee’s compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of any such shortfall.

TRUSTEE FEE SCALE

NAV of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 – $499,999,999	10/100 of 1% per annum*
$500,000,000 – $2,499,999,999	8/100 of 1% per annum*
$2,500,000,000 – $24,999,999,999	6/100 of 1% per annum*
$25,000,000,000 – $49,999,999,999	5/100 of 1% per annum*
$50,000,000,000 and over	4/100 of 1% per annum*

*	The fee indicated applies to that portion of the NAV of the Trust which falls in the size category indicated.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under “Summary-Essential Information” on each Business Day. The NAV of the Trust on a per Invesco QQQ Share basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust’s investments and other assets and dividing the result by the total number of outstanding Invesco QQQ Shares.

The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner. The value of a Security shall generally be based on the NASDAQ last trade or official closing price for the Security on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on NASDAQ or, if there is no such appropriate trade or closing sale price on NASDAQ, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation).

Under the terms of the Trust Agreement and Indenture, the Trustee may employ one or more agents at its own expense to evaluate the securities held by the Trust, and determine their fair value to the extent that market quotations are not readily available. These agents may include, but are not required to include, the Sponsor. Pursuant to this authority, the Trustee has entered into the Agency Agreement. Under the terms of the Agency Agreement, if a Security is not quoted on NASDAQ, or the principal market of the Security is other than NASDAQ, or the Sponsor deems the last trade or official close price or closing bid price inappropriate for valuation purposes, then the Security shall be fair valued in good faith by the Sponsor, in a manner consistent with the Standard Terms and Conditions of Trust Agreement and the Agency Agreement based on (a) the last trade or closing price for the Security on another market on which the Security is traded or if there is no such appropriate closing price, at the closing bid price on such other market; (b) current bid prices on the Nasdaq Stock Market LLC or such other markets; (c) if bid prices are not available, current bid prices for comparable securities; (d) by the Sponsor’s appraisal of the value of the Securities in good faith; or (e) any combination thereof. In the event that the Agency Agreement is terminated, the Trustee would be responsible for the valuation steps set forth above in accordance with the terms and conditions of the Trust Agreement.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular quarterly ex-dividend date with respect to net dividends, if any, for Invesco QQQ Shares is the first Business Day after the third Friday in each of March, June, September, and December. Beneficial Owners as reflected on the records of the DTC and the DTC Participants on the first Business Day following the ex-dividend date (the “Record Date”) are entitled to receive an amount, if any, representing dividends accumulated on the Securities through the quarterly Accumulation Period which ends on the Business Day preceding such ex-dividend date (including Securities with ex-dividend dates falling within such quarterly dividend period) and other income, if any, received by the Trust, net of the fees and expenses of the Trust, accrued daily for such period. For the purposes of such distributions, dividends per Invesco QQQ Share are calculated at least to the nearest 1/100th of $0.01. However, there shall be no net dividend distribution in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the NAV of the Trust as of the Friday in the week immediately preceding the ex-dividend date, unless the Trustee determines that such net dividend distribution is required to be made in order to maintain the Trust’s status as a regulated investment company or to avoid the imposition of income or excise taxes on undistributed income (see “Tax Status of the Trust”). When net dividend payments are to be made by the Trust, payment will be made on the last Business Day in the calendar month following each ex-dividend date, except that payment will be made on the last Business Day of December following the ex-dividend date occurring in December (the “Dividend Payment Date”).

Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Amount, all moneys realized by the Trustee from the sale of options, warrants, or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities, are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed or otherwise utilized in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce any charges made in connection with advances made by the Trustee on behalf of the Trust to cover Trust expenses in those cases when the Trust income is insufficient to pay such expenses when due (see “Expenses of the Trust”).

The Trust has qualified, and intends to continue to qualify, as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio, payment of the expenses of the Trust, or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. The additional distributions, if needed, would consist of (a) any amount by which estimated Trust investment company taxable income and net capital gains for a fiscal year exceed the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust will be reduced by the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of Securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay any such additional distributions. In that case, the Trustee typically will have to sell shares of the Securities sufficient to produce the cash required to make such additional distributions. In selecting the Securities to be sold to produce cash for such distributions, the Trustee will choose among the Securities that are over-weighted in the Portfolio relative to their weighting in the Index first and then from among all other Securities in a manner so as to maintain the weighting of each of the Securities within the applicable Misweighting Amount.

The Trustee may declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income. The Trustee further reserves the right to declare special dividends if, in its discretion, it would be otherwise advantageous to the Beneficial Owners.

The Trustee may vary the frequency with which periodic distributions, if any, are to be made from the Trust (e.g., from quarterly to semi-annually) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular ex-dividend date for Invesco QQQ Shares to another regular date if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the ex-dividend date, the Dividend Payment Date, and the Accumulation Period resulting from such variance) shall be provided to Beneficial Owners via the DTC and the DTC Participants (see “The Trust—Book-Entry-Only System”).

The Trustee may advance out of its own funds any amounts necessary to permit distributions via the DTC to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, plus Federal Reserve Bank requirements, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the DTC and the DTC Participants to each Beneficial Owner redeeming Invesco QQQ Shares in Creation Unit size aggregations prior to the termination date specified in such notice, a portion of the Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner’s pro rata share in cash of the NAV of the Trust.

All distributions are made by the Trustee through the DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of the DTC and the DTC Participants.

The settlement date for the creation of Invesco QQQ Shares in Creation Unit size aggregations or the purchase of Invesco QQQ Shares in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive any distributions made by the Trust on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior security holder or Beneficial Owner as of such Record Date.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see “The Trust—Book-Entry-Only System”) a statement setting forth the amount being distributed expressed as a dollar amount per Invesco QQQ Share.

Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants, for distribution to each person who was a Beneficial Owner of Invesco QQQ Shares at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules, and regulations.

Rights of Beneficial Owners

Invesco QQQ Shares in Creation Unit size aggregations (i.e., 50,000 Invesco QQQ Shares) may be tendered to the Trustee for redemption. Beneficial Owners may sell Invesco QQQ Shares in the secondary market, but must accumulate enough Invesco QQQ Shares (i.e., 50,000 shares) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust. By its purchase of an Invesco QQQ Share, each Beneficial Owner expressly waives any right he or she may have under law to require the Trustee at any time to account, in any manner other than as expressly provided in the Trust Agreement, for the Securities or moneys from time to time received, held, and applied by the Trustee under the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting securities in the Trust. The Trustee votes the voting securities of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendment

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the DTC is unable or unwilling to continue to perform its functions as set forth therein; (e) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by NASDAQ in its method of determining the Index; (f) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan or service; (g) to make changes to the Transaction Fee and to other amounts charged in connection with creations and redemptions of Invesco QQQ Shares within the original parameters set forth in the Trust Agreement; and (h) to make changes to the level of net dividends below which a dividend distribution will not be paid in a given quarter and will instead be rolled into the next Accumulation Period.

The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Invesco QQQ Shares to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Invesco QQQ Shares if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (2) reduce the interest of any Beneficial Owner in the Trust; or (3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

If directed by the Sponsor, the Trustee shall, promptly after the execution of any such amendment, receive from the DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding Invesco QQQ Shares. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds Invesco QQQ Shares, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners. Notice of any amendment which the Sponsor does not direct to be delivered pursuant to this procedure shall be published on the Sponsor’s website promptly following execution of the amendment and shall be included in the annual report provided to Beneficial Owners.

Termination

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the Consumer Price Index for All Urban Consumers (“CPI-U”), such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

The Trust will also terminate in the event that Invesco QQQ Shares are delisted from NASDAQ and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. NASDAQ will consider the suspension of trading in or the delisting of Invesco QQQ Shares as discussed above.

The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Invesco QQQ Shares; (b) if the DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a suitable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Invesco QQQ Shares and a suitable replacement is unavailable, or if the Trustee is no longer a participant in NSCC or any successor to NSCC providing clearance services; (d) if NASDAQ ceases publishing the Index; and (e) if the License Agreement is terminated. The Trust will also terminate by its terms on the Mandatory Termination Date.

If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above. The notice will set forth the date on which the Trust will be terminated (the “Termination Date”), the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Invesco QQQ Shares (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Invesco QQQ Shares held, and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be essentially identical in composition and weighting to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date the request for redemption is deemed received. Beneficial Owners of Invesco QQQ Shares in Creation

Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period of time after the Termination Date the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales.

The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading, the outbreak of hostilities, or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses. The remaining amount shall be transmitted to the DTC for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. Invesco QQQ Shares not redeemed prior to termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of the Securities. Such redemptions in cash at NAV shall be available to all Beneficial Owners, with no minimum aggregation of Invesco QQQ Shares required.

SPONSOR

The Sponsor of the Trust is Invesco Capital Management LLC, a Delaware limited liability company formed on February 7, 2003 with offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. The Sponsor’s Internal Revenue Service Employer Identification Number is 75-3098642. NASDAQ Global Funds, Inc. was previously the sponsor of the Trust until March 21, 2007 when sponsorship of the Trust was transferred to the Sponsor.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Invesco QQQ Shares to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Invesco QQQ Shares within a specified time period.

If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor’s execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties, and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any reason whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of Invesco QQQ Shares.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust, or to the Beneficial Owners of Invesco QQQ Shares for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct, or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust.

The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a “Sponsor Indemnified Party”) shall be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, willful misconduct, or willful malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 26, 2024, the following persons served as officers or managers of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Brian Hartigan	Managing Director and Chief Executive Officer

Terry Vacheron	Chief Financial Officer

Kelli Gallegos	Principal Financial and Accounting Officer-Pooled Investments

Jordan Krugman	Managing Director

John M. Zerr	Managing Director

The principal business address for each of the officers and managers listed above is c/o Invesco Capital Management LLC, 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. None of the officers or managers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by Invesco Group Services, Inc., which is an indirect subsidiary of Invesco Limited. None of the managers or officers of the Sponsor listed above owns, controls or holds with the power to vote any of the outstanding Units of the Trust.

Name	Business Experience
Brian Hartigan

President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (November 2023-present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and Manager, Invesco Indexing LLC (2023-present).

Formerly: Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015- 2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Terry Vacheron	Director and Chief Financial Officer (2022-present) and Assistant Secretary (2021-present), Invesco Group Services, Inc.; Director and Chief Financial Officer (2022-present) and Assistant Secretary (2021-present), Invesco Holding Company (US), Inc.; Director and Chief Financial Officer (2022-present), Harbourview Asset Management Corporation; Director (2022-present), Invesco (India) Private Limited; Chief Financial Officer (2022-present), Invesco Advisers, Inc.; Director and Chief Financial Officer (2022-present) and Assistant Secretary (2021-present), Invesco Asset Management (Bermuda) Ltd.; Executive Vice President (2022-present), Invesco

Name	Business Experience

Distributors Inc.; Chief Financial Officer (2022-present), Invesco Investment Services, Inc.; Director and Chief Financial Officer (2022-present) and Assistant Secretary (2021-present), Invesco Investments (Bermuda) Ltd.; Chief Accounting Officer (2022 – present), Invesco Ltd.; Director and Chief Financial Officer (2022-present) and Assistant Secretary (2021-present), Invesco Finance, Inc.; Director (2022-present), Invesco Finance PLC, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc., INVESCO Realty , Inc. and Invesco Senior Secured Management, Inc.; Director (2021-present), Invesco Holding Company Limited; Director and Secretary (2022 – Present), Invesco Services (Bahamas) Private Limited; Director and Secretary (2022-present), Invesco Services (Bahamas) Private Limited; Director and Chief Financial Officer )2022-present), OFI Private Investments, Inc.; Director and Chief Financial Officer (2022-present), OFI SteelPath, Inc.; Director (2022-present), Oppenheimer Acquisition Corp.; Director and Chief Executive Officer (2022-present), OppenheimerFunds Distributor, Inc.; Director (2022-present), OppenheimerFunds, Inc.; Chief Financial Officer (2022-present), Invesco Capital Management LLC; Director (2022-present), SNW Asset Management Corporation; Chief Financial Officer (2022-present); and Vice President (2021-present), Steelpath Funds Remediation LLC; Director and Chief Financial Officer (2022-present), Trinity Investment Management Corporation; and Chief Financial Officer (2022-present), Invesco Investment Advisers LLC.

Formerly: Head of Global Tax (2021-2022), Invesco Ltd,; Director and Chief Financial Officer (2021-2022), OFI Global Institutional, Inc. and Director and Chief Financial Officer (2022), Shareholder Services, Inc.

Kelli Gallegos	Vice President, Invesco Advisers, Inc. (2020-present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-present); Principal Financial and Accounting

Name	Business Experience

Officer-Pooled Investments, Invesco Capital Management LLC (2018-present); Vice President and Assistant Treasurer (2008-present), The Invesco Funds.

Formerly: Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Jordan Krugman

Chief Financial Officer of the Americas, Invesco Ltd. (2020-present); Managing Director, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Director (2020 – present) and Chief Financial Officer (2021 – present), Invesco Canada Ltd./Invesco Canada Ltee.

Formerly: Global Head of Financial Planning and Analysis (2019-2020); Head of Finance & Corporate Strategy (2017-2019), Treasurer and Head of Investor Relations (2011-2017), Invesco Ltd.

John M. Zerr	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-present); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (2006-present); Director (2007-present) and Vice President (2006-present), Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, The Invesco Funds (2006-present); Managing Director, Invesco Capital Management LLC (2006-present); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) (2010-present); Manager, Invesco Specialized Products, LLC (2018-present); Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman,

Name	Business Experience

President and Chief Executive Officer (2019-present), Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, (2019-present) Invesco, Inc.; President (2019-present), Invesco Global Direct Real Estate Feeder GP Ltd.; President (2019-present), Invesco IP Holdings (Canada) Ltd; President (2019-present), Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; Director and Chairman, Invesco Trust Company (2021-present).

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) (2010-2023); Manager, Invesco Indexing LLC (2017-2022); President, Trimark Investments Ltd/Services Financiers Invesco Ltee: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (2006-2018); Chief Legal Officer and Secretary, The Invesco Funds (2006-2018); Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) (2010-2018); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) (2010-2018); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2010-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp. (2010-2016); Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (2006-2010); Director and Vice President, INVESCO Funds Group, Inc. (2006-2016); Director and Vice President, Van Kampen Advisors Inc.

Name	Business Experience
(2010-2011); Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc. (2010-2011); Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (2007-2010); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. (2006-2009) and Van Kampen Investments Inc. (2010-2011); Director, Vice President and Secretary, Fund Management Company (2006-2007); Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc. (2006-2009); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser).

TRUSTEE

The Trustee is The Bank of New York Mellon, a corporation organized under the laws of the State of New York with trust powers. The Trustee has an office at 2 Hanson Place, 9th Floor, Brooklyn, NY 11217 and its Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York and the New York State Department of Financial Services.

Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument of resignation in writing and filing such instrument with the Sponsor and mailing a copy of a notice of resignation to all DTC Participants that are reflected on the records of the DTC as owning Invesco QQQ Shares, for distribution to Beneficial Owners as provided above (see “The Trust—Book-Entry-Only System”) not less than sixty (60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see “Administration of the Trust—Termination”). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

In case the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such appointment shall be mailed by the successor Trustee to the DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties, and obligations of the original Trustee. The Trustee and any successor Trustee are required to be a bank, trust company, corporation, or national banking association organized and doing business under the laws of the United States or any state thereof, to be authorized under such laws to exercise corporate trust powers, and to have at all times an aggregate capital, surplus, and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Invesco QQQ Shares may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of moneys or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations, nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the income thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction and the Trustee shall be reimbursed from the Trust for all such taxes and related expenses. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee (each a “Trustee Indemnified Party”) will be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such Trustee Indemnified Party, or incurred without reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

The DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

Invesco Distributors, Inc. serves as the Distributor for the Trust. The Distributor is located at 11 Greenway Plaza, Houston, Texas 77046-1173. The Distributor is a registered broker-dealer and a member of FINRA.

LEGAL OPINION

The legality of the Invesco QQQ Shares offered hereby has been passed upon by Stradley Ronon Stevens & Young, LLP, Washington, DC, as counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2023 in this Prospectus have been included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by their respective employees. Any references in such code of ethics to the Trusts shall include Invesco QQQ TrustSM, Series 1. Subject to certain conditions and standards, the code permits employees to invest in the Invesco QQQ Shares for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the Commission, and you may obtain a copy by visiting the Commission at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INFORMATION AND COMPARISON RELATING TO PREMIUMS AND DISCOUNTS AND RETURNS

One important difference between Invesco QQQ Shares and conventional mutual fund shares is that Invesco QQQ Shares are available for purchase or sale on an intraday basis on NASDAQ. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, Invesco QQQ Shares are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationships of the closing price versus net asset value for Invesco QQQ Shares for the 2023 calendar year as well as return information.

Investors may wish to evaluate the potential of Invesco QQQ Shares to approximate the value of the assets in the Trust as a basis of valuation of the shares. The Closing Price versus Net Asset Value table illustrates the closing value of Invesco QQQ Shares in relation to the underlying value of the assets in the Trust on a daily basis.

The information provided in the following tables with respect to the Invesco QQQ Shares may vary materially over time.

CLOSING PRICE V. NET ASSET VALUE

FREQUENCY DISTRIBUTION FOR

INVESCO QQQ TRUSTSM, SERIES 1

(From January 1, 2023 through December 31, 2023)

	Closing Price* Above Trust NAV		Closing Price* Below Trust NAV
Range	Frequency	% of Total	Frequency	% of Total
0.00-0.50%	132	100%	118	100%
0.50%-1.00%	0	0%	0	0%
1.00%-2.00%	0	0%	0	0%
>2.00%	0	0%	0	0%

Total	132	100%	118	100%

*	Consolidated closing prices are used for the Invesco QQQ Trust.

CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR

NASDAQ-100 INDEX® AND INVESCO QQQ

TRUSTSM, SERIES 1

	Cumulative Return(1)				Average Annual Return(1)
	INVESCO QQQ Shares		NASDAQ- 100 Index		INVESCO QQQ Shares		NASDAQ- 100 Index
	Net Asset Value	Closing Price(2)	Total Return(3)	Closing Price	Net Asset Value	Closing Price(2)	Total Return(3)	Closing Price
One Year Ended 12/31/2023	54.73%	54.86%	55.13%	53.81%	54.73%	54.86%	55.13%	53.81%
5 Year Ended 12/31/2023	174.83%	174.67%	177.68%	165.81%	22.41%	22.39%	22.66%	21.59%
10 Year Ended 12/31/2023	408.56%	409.26%	419.34%	368.43%	17.66%	17.68%	17.91%	16.70%

(1)

In determining the cumulative return and average annual return of the Trust, some of the component securities of the Trust paid dividends which offset a portion, but not all, of the expenses of the Trust. The Index was calculated without regard to fees, expenses or taxes.

(2)	Consolidated closing prices are used for the Invesco QQQ Trust.

(3)	Include dividends reinvested on the ex-dividend date.

Source: Invesco Capital Management LLC, The Bank of New York Mellon, FactSet Research Systems, Inc. and The Nasdaq Stock Market LLC.

ADDITIONAL INFORMATION

A Registration Statement on Form S-6, including amendments thereto, relating to the Trust, of which this Prospectus forms a part, has been filed with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. For further information with respect to the Trust, reference is made to such Registration Statement and the exhibits thereto. A copy of the Registration Statement may be accessed electronically on the EDGAR Database on the SEC’s website (http://www.sec.gov). You may obtain copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Such information is also available from Invesco by calling: 1-800-983-0903.

Remainder of this page intentionally left blank.

GLOSSARY OF DEFINED TERMS

Page
“10 Basis Point Limit”	8
“1940 Act”	12
“Accumulation Period”	5
“Adjustment Day”	60
“ADRs”	14
“Agency Agreement”	34
“Balancing Amount”	5
“Beneficial Owners”	48
“Cash Component”	5
“Cash Redemption Payment”	50
“Closing Time”	45
“CNS”	5
“Code”	11
“Commission”	5
“CPI-U”	87
“Creation Units”	4
“Depository Agreement”	49
“Distributor”	4
“Dividend Payment Date”	83
“DTC”	10
“DTC Participants”	48
“ERISA”	77
“Excess Cash Amounts”	51
“Exchange Act”	12
“FATCA”	75
“FFI”	75
“FINRA”	6
“IIV”	20
“Income Net of Expense Amount”	5
“Index”	3
“Index Securities”	3
“Indirect Participants”	48
“Initial Date of Deposit”	1
“Invesco QQQ Clearing Process”	6
“Invesco QQQ Participant Agreement”	47
“Invesco QQQ Trust”	3
“IRAs”	77
“IRS”	74
“License Agreement”	38
“Mandatory Termination Date”	12
“Misweighting”	56
“Misweighting Amount”	56

Page
“Nasdaq”	1
“NASDAQ”	1
“NAV”	4
“NFFEs”	75
“NSCC”	5
“NSCC Business Day”	21
“Participating Party”	5
“PCAOB”	16
“PFIC”	74
“Plans”	76
“Portfolio”	43
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	61
“Record Date”	82
“REITs”	65
“Request Day”	60
“SEC”	5
“Securities”	3
“Securities Act”	78
“Sponsor”	3
“Sponsor Indemnified Party”	89
“Termination Date”	87
“Terms and Conditions”	3
“Transaction Fee”	8
“Trust”	3
“Trust Agreement”	3
“Trustee”	3
“Trustee Indemnified Party”	95
“VIE”	16
“Weighting Analysis”	56

INVESCO QQQ SHARESSM

INVESCO QQQ

TRUSTSM, SERIES 1

SPONSOR:

INVESCO CAPITAL

MANAGEMENT LLC

This Prospectus does not include all of the information with respect to the Invesco QQQ Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the:

Securities Act of 1933 (File No. 333-61001); and

Investment Company Act of 1940 (File No. 811-08947).

To obtain copies of such information, including the Trust’s Code of Ethics, from the Commission at prescribed rates—

E-mail:	publicinfo@sec.gov
Call:	1-800-SEC-0330
Visit:	http://www.sec.gov

No person is authorized to give any information or make any representation about the Invesco QQQ Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

Prospectus dated January 31, 2024	P-QQQ-PRO-1

PART II—ADDITIONAL INFORMATION

NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.

The cross-reference sheet.

The prospectus.

The undertaking to file reports.

The signatures.

The following Exhibits:

1. Ex. 99.A1(1)—Trust Indenture and Agreement, by and between Nasdaq-Amex Investment Product Services,  Inc., as Sponsor, and The Bank of New York, as Trustee, incorporating by reference the Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series  of the Nasdaq-100 Trust Standard Terms and Conditions, dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(1)(b)  to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No.  001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

2.  Ex. 99.A1(2)—Amendment No. 1 to the Trust Indenture and Agreement, dated as of March  4, 1999, between PowerShares Capital Management LLC, as Sponsor and The Bank of New York, as Trustee, dated March 21, 2007 (incorporated by reference to Exhibit 25.1 to the PowerShares QQQ Trust, Series  1 Post-Effective Amendment No. 14 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 31, 2008).

3. Ex. 99.A1(3)—Amendment No. 2 to the Trust Indenture and Agreement, dated as of March 4, 1999 and as amended March 21, 2007, between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of April 25, 2018 (incorporated by reference to Exhibit 99.A1(b) to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 26 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2019).

4. Ex. 99.A1(4)—Amendment No.  3 to the Trust Indenture and Agreement, dated as of March 4, 1999 and as amended March 21, 2007 and April  25, 2018, between Invesco Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of October  15, 2020 (incorporated by reference to Exhibit 99.A1(4) to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 28 to Form S-6 (Registration No.  333-61001) filed with the Securities and Exchange Commission on January 27, 2021).

1

5. Ex. 99.A1(5)— Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of March 1, 1999 (incorporated by reference to Exhibit 99.A(1)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

6.  Ex. 99.A1(6)—Amendment No.  1 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of April 17, 2001 (incorporated by reference to Exhibit 99.A2(a) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

7. Ex. 99.A1(7)—Amendment No.  2 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq Financial Products Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of February  4, 2004 (incorporated by reference to Exhibit 99.1 to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 811-08947) filed with the Securities and Exchange Commission on February 5, 2004).

8.  Ex. 99.A1(8)—Amendment No. 3 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between  Nasdaq Global Funds, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of January 1, 2006 (incorporated by reference to Exhibit 99.A2(b) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

9.  Ex. 99.A1(9)—Amendment No. 4 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between  Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of November 16, 2012 (incorporated by reference to Exhibit  99.A2(d) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 20 to Form S-6 (Registration No.  333-61001) filed with the Securities and Exchange Commission on January  31, 2013).

10. Ex. 99.A1(10)—Amendment No. 5 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of August  2, 2017 (incorporated by reference to Exhibit 99.A2(e) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 25 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2018).

11. Ex. 99.A1(11)—Amendment No. 6 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of January 26, 2018 (incorporated by reference to Exhibit 99.A2(f) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 25 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2018).

12.  Ex. 99.A3(1)—Distribution Agreement, by and among PowerShares Capital Management LLC, as Sponsor, PowerShares QQQ Trust and Invesco Distributors, Inc., as Distributor dated as of January 2, 2016 (incorporated by reference to Exhibit 99.A4 to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 23 on Form S-6 (Registration No. 001-14863) filed with the Securities and Exchange Commission on January 28, 2016).

13. Ex. 99.A3(2)—Form  of Participant Agreement (incorporated by reference to Exhibit 99.A(9)(c) to the Nasdaq-100 Trust, Series 1 Form  N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

2

14. Ex. 99.A3(3)—Form of Participant Agreement (incorporated by reference to Exhibit 99.A3B to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 26 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2019).

15.  Ex. 99.A4—License Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and the Nasdaq Stock Market,  LLC. dated as of August 7, 1998 (incorporated by reference to Exhibit 99.A(9)(b) to the Nasdaq-100 Trust, Series 1 Form  N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

16.  Ex. 99.A6—Certificate of Formation of Invesco PowerShares Capital Management LLC (incorporated by reference to Exhibit  99.A.6 to the BLDRS Index Funds Trust’s Post-Effective Amendment No. 7 on Form S-6 (Registration No.  811-21057) filed with the Securities and Exchange Commission on January 30, 2009).

17. Ex. 99.A8—Depository Agreement, by and among Nasdaq-Amex Investment Product Services,  Inc., as Sponsor, The Bank of New York, as Trustee, and the Depository Trust Company dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(9)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

18. Ex. 99.A9—Form of Rule 12d1-4 Fund of Funds Investment Agreement (incorporated by reference to Exhibit 99.A9 to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No.  29 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 27, 2022).

19.  Ex. 99.A11—Code of Ethics of the Trust adopted under Rule 17j-1 under the Investment Company Act of 1940.

20. Ex. 99.C1—Consent of PricewaterhouseCoopers LLP,  Independent Registered Public Accounting Firm.

21.  Ex. 99.2—Opinion of Counsel as to legality of securities being registered and consent of Counsel.

22. Ex. 99.24—Power of Attorney.

3

FINANCIAL STATEMENTS

1. Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.

1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Invesco QQQ TrustSM, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Downers Grove, and State of Illinois, on the 26th day of January, 2024.

INVESCO QQQ TRUSTSM, SERIES 1
(Name of Registrant)

By: INVESCO CAPITAL MANAGEMENT LLC
(Sponsor)

By: /s/ Brian Hartigan
Brian Hartigan
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed on behalf of Invesco Capital Management LLC, the Sponsor, by the following persons who constitute a majority of its Board of Managers and by the named persons who are in the following capacities on the date above indicated.

INVESCO CAPITAL MANAGEMENT LLC

/s/ Terry Vacheron*	Chief Financial Officer
Terry Vacheron

/s/ Kelli Gallegos	Principal Financial and Accounting Officer – Pooled Investments
Kelli Gallegos

/s/ John M. Zerr*	Managing Director
John M. Zerr

/s/ Jordan Krugman*	Managing Director
Jordan Krugman

/s/ Brian Hartigan	Managing Director
Brian Hartigan

*

By his signature below, Brian Hartigan, pursuant to duly executed Powers of Attorney filed herewith, has signed this Post-Effective Amendment No. 31 to the Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.

/s/ Brian Hartigan Brian Hartigan
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Title of Document
1. Ex. 99.A1(1)	Trust Indenture and Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, incorporating by reference the Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(1)(b) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

2. Ex. 99.A1(2)	Amendment No. 1 to the Trust Indenture and Agreement, dated as of March 4, 1999, between PowerShares Capital Management LLC, as Sponsor and The Bank of New York, as Trustee, dated March 21, 2007 (incorporated by reference to Exhibit 25.1 to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 14 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 31, 2008).

3. Ex. 99.A1(3)	Amendment No. 2 to the Trust Indenture and Agreement, dated as of March 4, 1999 and as amended March 21, 2007, between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of April 25, 2018 (incorporated by reference to Exhibit 99.A1(b) to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 26 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2019).

4. Ex. 99.A1(4)	Amendment No. 3 to the Trust Indenture and Agreement, dated as of March 4, 1999 and as amended March 21, 2007 and April 25, 2018, between Invesco Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of October 15, 2020 (incorporated by reference to Exhibit 99.A1(4) to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 28 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 27, 2021).

5. Ex. 99.A1(5)	Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of March 1, 1999 (incorporated by reference to Exhibit 99.A(1)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

6. Ex. 99.A1(6)	Amendment No. 1 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of April 17, 2001 (incorporated by reference to Exhibit 99.A2(a) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

Exhibit No.	Title of Document

7. Ex. 99.A1(7)	Amendment No. 2 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq Financial Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of February 4, 2004 (incorporated by reference to Exhibit 99.1 to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 811-08947) filed with the Securities and Exchange Commission on February 5, 2004).

8. Ex. 99.A1(8)	Amendment No. 3 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq Global Funds, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of January 1, 2006 (incorporated by reference to Exhibit 99.A2(b) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

9. Ex. 99.A1(9)	Amendment No. 4 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of November 16, 2012 (incorporated by reference to Exhibit 99.A2(d) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 20 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 31, 2013).

10. Ex. 99.A1(10)	Amendment No. 5 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of August 2, 2017 (incorporated by reference to Exhibit 99.A2(e) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 25 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2018).

11. Ex. 99.A1(11)	Amendment No. 6 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Invesco PowerShares Capital Management LLC, as Sponsor, and The Bank of New York Mellon, as Trustee, dated as of January 26, 2018 (incorporated by reference to Exhibit 99.A2(f) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 25 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2018).

12. Ex. 99.A3(1)	Distribution Agreement, by and among PowerShares Capital Management LLC, as Sponsor, PowerShares QQQ Trust and Invesco Distributors, Inc., as Distributor dated as of January 2, 2016 (incorporated by reference to Exhibit 99.A4 to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No. 23 on Form S-6 (Registration No. 001-14863) filed with the Securities and Exchange Commission on January 28, 2016).

13. Ex. 99.A3(2)	Form of Participant Agreement (incorporated by reference to Exhibit 99.A(9)(c) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

14. Ex. 99.A3(3)	Form of Participant Agreement (incorporated by reference to Exhibit 99.A3B to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 26 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 29, 2019).

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Exhibit No.	Title of Document

15. Ex. 99.A4	License Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and the Nasdaq Stock Market, LLC. dated as of August 7, 1998 (incorporated by reference to Exhibit 99.A(9)(b) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

16. Ex. 99.A6	Certificate of Formation of Invesco PowerShares Capital Management LLC (incorporated by reference to Exhibit 99.A.6 to the BLDRS Index Funds Trust’s Post-Effective Amendment No. 7 on Form S-6 (Registration No. 811-21057) filed with the Securities and Exchange Commission on January 30, 2009).

17. Ex. 99.A8	Depository Agreement, by and among Nasdaq-Amex Investment Product Services, Inc., as Sponsor, The Bank of New York, as Trustee, and the Depository Trust Company dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(9)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

18. Ex. 99.A9	Form of Rule 12d1-4 Fund of Funds Investment Agreement (incorporated by reference to Exhibit 99.A9 to the Invesco QQQ Trust, Series 1 Post-Effective Amendment No. 29 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 27, 2022).

19. Ex. 99.A11	Code of Ethics of the Trust adopted under Rule 17j-1 under the Investment Company Act of 1940.

20. Ex. 99.C1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

21. Ex. 99.2	Opinion of Counsel as to legality of securities being registered and consent of Counsel.

22. Ex. 99.24	Power of Attorney.

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